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                                    [LOGO]

                           VALUE BUILDER FUND, INC.
                     (Class A, Class B and Class C Shares)
                   Prospectus & Application -- March 30, 1998
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This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income.

Shares of the Fund are available through your securities dealer or the Fund's transfer agent. This Prospectus relates to Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. The separate classes provide you with alternatives as to sales load and Fund expenses. (See "How to Buy Shares.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated August 1, 1997, as supplemented through March 30, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


TABLE OF CONTENTS
Fee Table ..................................     1
Financial Highlights .......................     2
Investment Program .........................     3
Investment Restrictions ....................     4
The Fund's Net Asset Value .................     5
How to Buy Shares ..........................     5
How to Redeem Shares .......................     7
Telephone Transactions .....................     8
How to Choose the Class
   That Is Right For You ...................     9
Dealer Compensation ........................     9
Dividends and Taxes ........................     9
Management of the Fund .....................    10
Investment Advisor and Sub-Advisor .........    10
Distributor ................................    11
Custodian, Transfer Agent and
   Accounting Services .....................    12
Performance Information ....................    12
General Information ........................    12
Application ................................    A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FEE TABLE

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Shareholder Transaction Expenses:

                                                                           Class A
                                                                            Shares
                                                                        Initial Sales
                                                                            Charge
                                                                         Alternative
                                                                       ---------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ................................       4.50%*
Maximum Sales Charge Imposed on Reinvested Dividends ................        None
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, whichever is lower) .........       0.50%*
Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)
Management Fees .....................................................       0.82%
12b-1 Fees ..........................................................       0.25%
Other Expenses (including a 0.25% shareholder servicing
 fee for Class B and Class C Shares) ................................       0.20%
                                                                          ------
Total Fund Operating Expenses .......................................       1.27%


                                                                              Class B                Class C
                                                                               Shares                 Shares
                                                                              Deferred                Level
                                                                            Sales Charge           Sales Charge
                                                                            Alternative            Alternative
                                                                       ---------------------  ---------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ................................          None                   None
Maximum Sales Charge Imposed on Reinvested Dividends ................          None                   None
Maximum Deferred Sales Charge (as a percentage of original
 purchase price or redemption proceeds, whichever is lower) .........          4.00%**                1.00%***
Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)
Management Fees .....................................................          0.82%                  0.82%
12b-1 Fees ..........................................................          0.75%                  0.75%
Other Expenses (including a .25% shareholder servicing
 fee for Class B and Class C Shares) ................................          0.45%****              0.45%****
Total Fund Operating Expenses .......................................          2.02%                  2.02%
                                                                             =======                =======

-----------
   * If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Buy Shares" and "How to Redeem Shares.")
  ** You will be required to pay a contingent deferred sales charge if you redeem your Class B Shares within six years of purchase. The amount of the charge declines in relation to the time you hold your shares. Class B Shares will automatically convert to Class A Shares six years after purchase. (See "How to Redeem Shares.")
 *** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "How to Redeem Shares.")
**** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information about your investment.

Example:                                                       1 year     3 years     5 years     10 years
--------                                                       ------     -------     -------     --------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period:
 Class A Shares .........................................        $57        $83         $112        $191
 Class B Shares* ........................................        $61        $93         $129        $198*
 Class C Shares .........................................        $31        $63          N/A         N/A

You would pay the following expenses on the same
investment, assuming no redemption:
 Class B Shares* ........................................        $21        $63         $109        $198*
 Class C Shares .........................................        $21        $63          N/A         N/A

-----------
*Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear directly and indirectly when you invest in the Fund. If you purchase shares of any class through a financial institution, you may be charged separate fees by that institution. (For more complete descriptions of the various costs and expenses, see "How to Buy Shares," "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses and Example for the Class C Shares, which have not been offered prior to the date of this Prospectus, are expected to be the same as those incurred by the Class B Shares.

     The rules of the SEC require that the maximum sales charge be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Buy Shares -- Purchases at Net Asset Value.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules") if you hold your shares for a long time.

                                                                               1
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

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FINANCIAL HIGHLIGHTS

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     The financial highlights included in the following tables are a part of the Fund's financial statements for the Class A and Class B Shares for the periods indicated and, except for the unaudited financial statements for the six-month period ended September 30, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1997 and the report thereon of Coopers & Lybrand L.L.P. and the unaudited financial statements and financial highlights for the six-month period ended September 30, 1997 are included in the Statement of Additional Information. Additional performance information for the Class A and Class B Shares is contained in the Fund's Annual Report for the fiscal year ended March 31, 1997 and its Semi-Annual Report for the six-month period ended September 30, 1997, which can be obtained at no charge by calling the Fund at (800) 767-FLAG. The Class C Shares were not offered prior to the date of this Prospectus.

(For a share outstanding throughout each period)

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
                                                                  Class A Shares
                                   ----------------------------------------------------------------------------

                                      For the Six
                                      Months Ended                  For the Year Ended March 31,
                                    September 30, 1997   ------------------------------------------------------
                                        (Unaudited)          1997          1996          1995          1994
                                   --------------------  ------------  ------------  ------------  ------------
Per Share Operating
 Performance:
 Net asset value at
  beginning of period ...........       $ 17.14            $ 14.68        $ 12.02       $ 11.23       $ 11.25
                                        -------            -------        -------       -------       -------
Income from Investment
 Operations:
 Net investment income ..........          0.23               0.39           0.36          0.35          0.40
 Net realized and unrealized
  gain/(loss) on investments ....          3.07               2.49           3.03          0.80         (0.04)
                                        -------            -------        -------       -------       -------
 Total from Investment
  Operations ....................          3.30               2.88           3.39          1.15          0.36
Less Distributions:
 Distributions from net
  investment income and
  net realized short-term
  gains .........................         (0.21)             (0.36)         (0.41)        (0.35)       (0.38)
 Distributions from net realized
  long-term gains ...............            --              (0.06)         (0.32)        (0.01)           --
                                        -------            -------        -------       -------       -------
 Total distributions ............         (0.21)             (0.42)         (0.73)        (0.36)       (0.38)
                                        -------            -------        -------       -------       -------
 Net asset value at end of
  period ........................       $ 20.23            $ 17.14        $ 14.68       $ 12.02       $ 11.23
                                        =======            =======        =======       =======       =======
Total Return(2) .................         19.42%             19.90%         28.86%        10.57%         3.14%
Ratios to Average Daily
 Net Assets:
 Expenses(3) ....................          1.15%(4)           1.27%          1.31%         1.35%         1.35%
 Net investment income(5) .......          2.52%(4)           2.51%          2.72%         3.07%         3.14%
Supplemental Data:
 Net assets at end of period
  (000) .........................      $374,094           $278,130       $200,020      $146,986      $131,097
 Portfolio turnover rate ........             6%(4)             13%            15%           18%            8%
 Average commissions per
  share(6) ......................      $  0.057           $  0.066             --            --            --


                                                                                   Class B Shares
                                     Class A Shares    -------------------------------------------------------------------
                                   ------------------                              Class B Shares         For the Period
                                     For the Period         For the Six             For the Year         January 3, 1995(1)
                                    June 15, 1992(1)       Months Ended            Ended March 31,         Ended March 31,
                                         through        September 30, 1997   -------------------------         through
                                     March 31, 1993         (Unaudited)          1997         1996         March 31, 1995
                                   ------------------  --------------------  -----------  ------------  --------------------
Per Share Operating
 Performance:
 Net asset value at
  beginning of period ...........      $   10.00            $ 17.16           $ 14.71      $  12.01         $    11.14
                                       ---------            -------           -------      --------         ----------
Income from Investment
 Operations:
 Net investment income ..........           0.18               0.17              0.26          0.21               0.08
 Net realized and unrealized
  gain/(loss) on investments ....           1.18               3.07              2.51          3.05               0.79
                                       ---------            -------           -------      --------         ----------
 Total from Investment
  Operations ....................           1.36               3.24              2.77          3.26               0.87
Less Distributions:
 Distributions from net
  investment income and
  net realized short-term
  gains .........................          (0.11)             (0.16)            (0.26)        (0.24)                --
 Distributions from net realized
  long-term gains ...............             --                 --             (0.06)        (0.32)                --
                                       ---------            -------           -------      --------         ----------
 Total distributions ............          (0.11)             (0.16)            (0.32)        (0.56)                --
                                       ---------            -------           -------      --------         ----------
 Net asset value at end of
  period ........................      $   11.25            $ 20.24           $ 17.16      $  14.71         $    12.01
                                       =========            =======           =======      ========         ==========
Total Return(2) .................          13.73%             19.01%            19.00%        27.89%              7.81%
Ratios to Average Daily
 Net Assets:
 Expenses(3) ....................           1.35%(4)           1.90%(4)          2.02%         2.06%              2.10%(4)
 Net investment income(5) .......           2.88%(4)           1.77%(4)          1.84%         1.97%              2.94%(4)
Supplemental Data:
 Net assets at end of period
  (000) .........................      $  83,535            $38,612          $ 17,311      $  4,178         $      341
 Portfolio turnover rate ........              8%                 6%(4)            13%           15%                18%
 Average commissions per
  share(6) ......................             --            $ 0.057          $  0.066            --                 --

-----------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.40%, 1.38% and 1.70% (annualized) for Class A Shares for the years ended March 31, 1995, March 31, 1994 and the period ended March 31, 1993, respectively, and 2.17% (annualized) for Class B Shares for the period ended March 31, 1995.
(4) Annualized.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 3.02%, 3.11% and 2.53% (annualized) for Class A Shares for the years ended March 31, 1995, March 31, 1994 and the period ended March 31, 1993, respectively, and 2.87% (annualized) for Class B Shares for the period ended March 31, 1995.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

2
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INVESTMENT PROGRAM

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Investment Objective, Policies and Risk
Considerations

      The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. There can be no assurance, however, that the Fund will achieve its investment objective.

      The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Advisors consider both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed-income securities from time to time, depending on the judgment of the Advisors as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policies.

      Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in common stock and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). In selecting securities for the Fund's portfolio, the Advisors expect to apply a "flexible value" approach to the selection of equity investments. Under this approach, the Advisors will attempt to identify securities that are undervalued in the marketplace, but will also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential.

      At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the Advisors' assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities. (See "Investments in Non-Investment Grade Securities" below.)

      The Fund may also purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including certain mortgage-related debt securities), and may invest in high quality short-term debt securities such as commercial paper rated A-1 or A-1+ by S&P or P-1 by Moody's.

Investments in Non-Investment Grade
Securities

      Lower rated debt obligations, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (secur-ities rated D by S&P or C by Moody's) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. In addition, C- or D-rated securities may be regarded as having extremely poor prospects of ever attaining investment standing. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial

                                                                               3
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

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period of rising interest rates, may disrupt the high- yield bond market, affecting both the value and liquidity of such bonds. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

      The following table provides a summary of ratings assigned by S&P to debt obligations in the Fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended March 31, 1997, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                    S&P Rating       Average
                  -------------    ----------
                    AAA               0.72%
                    AA                0.53%
                    A                 3.43%
                    BBB               9.05%
                    BB                5.40%
                    B                 2.99%
                    Unrated           0.00%

Investments in Repurchase Agreements

      The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks or broker-dealers subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Investments in Securities of Foreign Issuers

      From time to time, the Fund may invest in American Depositary Receipts, which are interests in securities of foreign companies, and up to 10% of the Fund's total assets in debt and equity securities of foreign issuers not publicly traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Nevertheless, foreign investments involve different risks from investments in the United States, including currency market and political risks. Accordingly, the Advisors intend to seek securities of companies in, and governments of, developed, stable nations.

Other Investments

      For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

      The Fund may write covered call options on common stock that it owns or has the immediate right to acquire through conversion or exchange of other securities, provided that any such option is traded on a national securities exchange. The Fund may also enter into closing transactions with respect to such options.

      In addition, the Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

INVESTMENT RESTRICTIONS

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      The investment restrictions recited below are matters of fundamental policy and may not be changed without shareholder approval. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer; or

4
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

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3)   With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer).

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------

      The following sections describe how to buy and redeem shares of the Fund.

      The price you pay or receive is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem shares of any of the classes, the price you receive may be reduced by a sales charge. Read the sections on how to buy shares and how to redeem shares for details on how and when these charges may or may not be imposed.

      The net asset value per share of each class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ from time to time.

      In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


HOW TO BUY SHARES

--------------------------------------------------------------------------------

      You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


Purchase Price

      The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of

                                                                               5
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

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the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                       Class A Sales
                                      Charge as % of
                                 -------------------------
                                  Offering     Net Amount     Class B Sales     Class C Sales
Amount of Purchase                  Price       Invested          Charge           Charge
---------------------------------------------------------------------------------------------
Less than    $ 50,000 .........     4.50%        4.71%            None              None
$   50,000 - $ 99,999..........     3.50%        3.63%            None              None
$  100,000 - $249,999 .........     2.50%        2.56%            None              None
$  250,000 - $499,999 .........     2.00%        2.04%            None              None
$  500,000 - $999,999..........     1.50%        1.52%            None              None
$1,000,000 and over ...........      None         None            None              None
---------------------------------------------------------------------------------------------

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may have to pay a sales charge when you redeem your shares. Refer to the section on how to redeem shares for details.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are also purchasing Class A shares of this or any other Flag Investors fund or if you already have investments in Class A or Class D shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are buying shares in any of the following types of accounts:

      (i) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner;

     (ii)  A qualified retirement plan;

    (iii)  A Flag Investors fund payroll savings plan program.

2) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

3) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

4) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Distributor, the Advisors and any broker-dealer authorized to sell shares of the Fund.

Purchases by Exchange

      You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A, B or C Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.



6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Redemption Price

      The price you receive when you redeem shares will be the net asset value of the class of shares you are redeeming less any applicable sales charge. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

 Sales Charge as a Percentage of the Dollar Amount Subject to Charge
-----------------------------------------------------------------------
                                  Class A       Class B       Class C
Years Since Purchase               Shares        Shares        Shares
-----------------------------------------------------------------------
First ................             0.50%*        4.00%          1.00%
Second ...............             0.50%*        4.00%          None
Third ................             None          3.00%          None
Fourth ...............             None          3.00%          None
Fifth ................             None          2.00%          None
Sixth ................             None          1.00%          None
Thereafter ...........             None          None           None
-----------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1,000,000 or more.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) The sales charge is applied to the lesser of the cost of the shares or their current market value.

2) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

3) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

4) If you acquired the shares through an exchange of shares of another Flag Investors fund, the period of

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

    (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

4) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


Other Redemption Information

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.


TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

      If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of six years, the higher expenses continue for as long as you own your shares.

      In general, if you intend to invest more than $100,000 your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares. If you intend to buy less than $100,000 and expect to hold your shares for less than six years, your combined sales charges and expenses are lower with Class C Shares.

      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.


DEALER COMPENSATION

--------------------------------------------------------------------------------

      Your securities dealer is paid a commission when you buy shares and is paid a servicing fee for as long as you hold your shares.

                                     Dealer Compensation as a % of Offering Price
                                 -----------------------------------------------------
Amount of Purchase                Class A Shares     Class B Shares     Class C Shares
--------------------------------------------------------------------------------------
Less than $ 50,000 ...........        4.00%              4.00%              1.00%
$ 50,000 - $ 99,999 ..........        3.00%              4.00%              1.00%
$ 100,000 - $249,999..........        2.00%              4.00%              1.00%
$ 250,000 - $499,999 .........        1.50%              4.00%              1.00%
$ 500,000 - $999,999..........        1.25%              4.00%              1.00%
$1,000,000 and over ..........            *              4.00%              1.00%
--------------------------------------------------------------------------------------

* Your securities dealer may be paid up to 1.00% of the Offering Price

      In addition to the commissions shown above, for as long as you own your shares, your securities dealer may be paid an annual fee equal to 0.25% of the value of your Class A Shares or Class B Shares and an annual fee equal to 1.00% of the value of your Class C Shares. The annual fee for the Class A and Class B Shares will begin when you buy your shares. The annual fee for the Class C Shares will begin one year after you buy your shares.

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends. The Fund may distribute to shareholders any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

      The Statement of Additional Information sets forth further information concerning taxes.

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to income tax on the amounts distributed to you, regardless of whether such distributions are paid in cash or reinvested in additional shares.

      You will be taxed on distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, as gains from the sale of a capital asset held for more than twelve months regardless of the length of time you have held the shares. You will be taxed on all other income distributions as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. You will be advised annually as to the tax status of all distributions.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange, or redemption of Fund shares is a taxable event for you.


MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Advisors and to the Distributor. A majority of the Directors of the Fund have no affiliation with the Advisors or the Distributor.


INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc., which funds, together with the Fund, had approximately $6.5 billion of net assets as of December 31, 1997. ABIM is a registered investment advisor with approximately $7.2 billion under management as of December 31, 1997.

      Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABIM may allocate transactions to certain affiliates, provided that compensation on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      As compensation for its services for the fiscal year ended March 31, 1997, ICC received from the Fund a

10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

fee equal to 0.82% of the Fund's average daily net assets and, for the same period, ICC paid ABIM a fee equal to 0.60% of the Fund's average daily net assets.

      ICC is an indirect subsidiary of Bankers Trust New York Corporation. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown Incorporated ("BT Alex. Brown") owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting ser-vices to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

Portfolio Manager

      Mr. Hobart C. Buppert, II has primary responsibility for managing the Fund's assets. From the Fund's inception until July 31, 1997, he shared that responsibility with Messrs. J. Dorsey Brown, III and Lee S. Owen.

      Hobart C. Buppert, II -- 25 Years Investment Experience

      Mr. Buppert has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A. and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

DISTRIBUTOR

--------------------------------------------------------------------------------

      Effective August 31, 1997, ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") acts as distributor of each class of the Fund's shares. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with either the Advisor or the Sub-Advisor.

      The Fund has adopted a Distribution Agreement and related Plans of Distribution with respect to the Class A Shares, the Class B Shares and the Class C Shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. In addition, the Fund may enter into agreements with certain financial institutions, including certain banks and BT Alex. Brown, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      As compensation for providing distribution services for the Class A Shares, ICC Distributors receives a fee equal to 0.25% of the average daily net assets of the Class A Shares.

      As compensation for providing distribution and shareholder services for each of the Class B Shares and the Class C Shares, ICC Distributors receives a distribution fee equal to 0.75% of the related class' average daily net assets and a shareholder servicing fee equal to 0.25% of the related class' average daily net assets. The distribution fees are used to compensate the Distributor for its services and expenses in distributing the Class B Shares and the Class C Shares. The shareholder servicing fees are used to compensate the Distributor, securities dealers and servicing agents for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information on your investments.

      Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor. ICC Distributors or the Advisor and their respective affiliates may make payments from their own resources to securities dealers and servicing agents. Payments by the Distributor will include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).

                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended March 31, 1997, ICC received a fee equal to 0.03% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust New York Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares or Class C Shares redeemed at the end of the specified period covered by the total return figure, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the per- formance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to the account through which your shares may be purchased, although not included in calculations of performance, will reduce your performance results.


GENERAL INFORMATION

--------------------------------------------------------------------------------

Capital Shares

      The Fund is an open-end, diversified management investment company, organized under the laws of the State of Maryland on March 5, 1992 and is authorized to issue 90 million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is March 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have

12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

been designated: "Flag Investors Value Builder Fund Class A Shares", "Flag Investors Value Builder Fund Class B Shares" and "Flag Investors Value Builder Fund Class C Shares." The Board has no present intention of establishing any additional series of the Fund, but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Value Builder Fund Class D Shares," which are not currently being offered, and "Flag Investors Value Builder Fund Institutional Shares." Additional information concerning the Fund's Institutional Shares may be obtained by calling the Distributor at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to other classes of shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution/service fees or sales load structures and, accordingly, the net asset value per share of classes may differ at times.

Annual Meetings

      Unless required by applicable Maryland law, the Fund does not expect to hold annual meetings of share-holders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

Shareholder Inquiries

      If you have questions concerning your shares, you should contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or servicing agent.

                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FLAG INVESTORS VALUE BUILDER FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors Value Builder         For assistance in completing this Application please call:
Fund, Inc." and mail with this Application to:              1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m.
     Flag Investors Funds                                   (Eastern Time).
     P.O. Box 419663
     Kansas City, MO 64141-6663                             To open an IRA account, please call 1-800-767-3524 for an IRA
     Attn: Flag Investors Value Builder Fund, Inc.          information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

[ ] Class A Shares (4.5% maximum initial sales charge) in the amount of $______

[ ] Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $________
[ ] Class C Shares (1.0% maximum contingent deferred sales charge) in the amount of $________
-------------------------------------------------------------------------------

The minimum initial purchase for each class of shares is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250 per class. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

           Your Account Registration (Please Print)

Existing Account No., if any: ___________________

Individual or Joint Tenant


---------------------------------------------
First Name        Initial       Last Name


---------------------------------------------
Social Security Number


---------------------------------------------
Joint Tenant       Initial      Last Name

Corporations, Trusts, Partnerships, etc.


---------------------------------------------
Name of Corporation, Trust or Partnership


--------------------    ---------------------
Tax ID Number           Date of Trust


---------------------------------------------
Name of Trustees (If to be included in the Registration)


---------------------------------------------
For the Benefit of

Gifts to Minors


---------------------------------------------
Custodian's Name (only one allowed by law)


---------------------------------------------
Minor's Name (only one)


---------------------------------------------
Social Security Number of Minor


under the __________________  Uniform Gifts to Minors Act
          State of Residence


Mailing Address


---------------------------------------------
Street


---------------------------------------------
City                    State        Zip


(    )
--------------------------------------
Daytime Phone

           Letter of Intent (Class A Shares only) (Optional)

[ ] I agree to the Letter of Intent and Escrow Arrangement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Value Builder Fund, Inc., in an aggregate amount at least equal to

[ ] $50,000   [ ] $100,000   [ ] $250,000   [ ] $500,000   [ ] $1,000,000


                       Right of Accumulation (Optional)

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for reduced sales charges.


    Fund Name        Account No.         Owner's Name          Relationship
    ---------        -----------         ------------          ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

   Income Dividends                        Capital Gains

   [ ] Reinvested in additional shares     [ ] Reinvested in additional shares
   [ ] Paid in Cash                        [ ] Paid in Cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.
                                                                             A-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Class A Shares or $_______ in Class B Shares or $_______ in Class C Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or, if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class [ ] Monthly ($100 minimum per class)
Subsequent Investments (check one):      [ ] Quarterly ($250 minimum per class)

                                             Please attach a voided check.


------------------------------------  -----------------------------------------
Bank Name                             Depositor's Signature             Date

------------------------------------  -----------------------------------------
Existing Flag Investors Fund Account  Depositor's Signature             Date
No., if any                           (if joint acct., both must sign)


           Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of __________ , 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $________ , from Class A Shares and/or $_______ from Class B Shares and/or $___________ from Class C Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

Frequency (check one): [ ] Monthly [ ] Quarterly (January, April, July and October)

                            Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I/We do not want: [ ] Telephone exchange privileges  [ ] Telephone redemption privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

    Bank:________________________         Bank Account No.:____________________

 Address:________________________        Bank Account Name:____________________

         ________________________

                     Signature and Taxpayer Certification
-------------------------------------------------------------------------------

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
  [ ] I certify that (1) the number shown above on this form is the correct
      Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
  [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).
[ ] Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes:___________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
-------------------------------------------------------------------------------

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

-------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
-------------------------------------------------------------------------------

---------------------------  --------------------------------------------------
Signature  Date              Signature (if joint acct., both must sign)    Date
--------------------------------------------------------------------------------
For Dealer Use Only

Dealer's Name:    ______________________  Dealer Code:_________________________
Dealer's Address: ______________________  Branch Code:_________________________
                  ______________________
Representative:   ______________________  Rep. No.:   _________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FLAG INVESTORS VALUE BUILDER FUND, INC.
                     (Class A, Class B and Class C Shares)



                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



          Sub-Advisor                                    Distributor
ALEX. BROWN INVESTMENT MANAGEMENT                   ICC DISTRIBUTORS, INC.
        One South Street                                P.O. Box 7558
     Baltimore, Maryland 21202                      Portland, Maine 04101



         Transfer Agent                           Independent Accountants
 INVESTMENT COMPANY CAPITAL CORP.                 COOPERS & LYBRAND L.L.P.
       One South Street                           2400 Eleven Penn Center
    Baltimore, Maryland 21202                  Philadelphia, Pennsylvania 19103
        1-800-553-8080


          Custodian                                     Fund Counsel
     BANKERS TRUST COMPANY                       MORGAN, LEWIS & BOCKIUS LLP
      130 Liberty Street                            2000 One Logan Square
    New York, New York 10006                   Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                   ----------

                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202


                                   ----------


                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.














                   Statement of Additional Information Dated:
            August 1, 1997, as supplemented through March 30, 1998,
                       relating to the Prospectuses Dated:
           August 1, 1997, as supplemented through September 1, 1997, relating to the Institutional Shares and
          March 30, 1998 relating to the Class A, Class B and Class C Shares

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

 1.      General Informaion and History...................................   1

 2.      Investment Objective, Policies and Risk Considerations...........    1

 3.      Valuation of Shares and Redemption................................   8

 4.      Federal Tax Treatment of Dividends and
           Distributions...................................................   8

 5.      Management of the Fund............................................  11

 6.      Investment Advisory and Other Services............................  16

 7.      Distribution of Fund Shares.......................................  17

 8.      Brokerage.........................................................  21

 9.      Capital Stock.....................................................  23

10.      Semi-Annual Reports...............................................  23

11.      Custodian, Transfer Agent and Accounting Services.................  24

12.      Independent Accountants...........................................  24

13.      Performance Information...........................................  24

14.      Control Persons and Principal Holders of
           Securities......................................................  26

15.      Financial Statements..............................................  26


         Appendix.......................................................... A-1

1.      GENERAL INFORMATION AND HISTORY


               Flag Investors Value Builder Fund, Inc. (the "Fund") is an open-end management investment company, or mutual fund. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Value Builder Fund Class A Shares (the "Class A Shares"), Flag Investors Value Builder Fund Class B Shares (the "Class B Shares"); Flag Investors Value Builder Fund Class C Shares (the "Class C Shares"); and Flag Investors Value Builder Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Value Builder Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

               Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

               The Fund was incorporated under the laws of the State of Maryland on March 5, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended, and commenced operations on June 15, 1992. The Fund commenced offering the Class B Shares on January 3, 1995 and the Institutional Shares on November 2, 1995. The Class C Shares have not been offered prior to the date of this Statement of Additional Information.


               For the period from November 9, 1992 through November 18, 1994, the Fund offered another class of shares: Flag Investors Value Builder Fund Class D Shares, which were known at the time as Flag Investors Value Builder Fund Class B Shares and reclassified as Flag Investors Value Builder Fund Class D Shares on November 18, 1994. Shares of that class are not currently being offered, although some Class D Shares remain outstanding.


               Under a license agreement dated June 15, 1992 between the Fund and Alex. Brown & Sons Incorporated, now BT Alex. Brown Incorporated ("BT Alex. Brown"), BT Alex. Brown licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.



2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

               The Fund's investment objective is to maximize total return through a combination of long-term capital appreciation and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities (including common stocks, convertible securities and government and corporate fixed-income obligations). Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described in the Prospectus. In addition, the Fund may invest in other types of securities, which are also described in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

               In addition to the Fund's investments in corporate and government fixed-income obligations, the Fund may invest up to 10% of its total assets in non-convertible corporate debt obligations that are rated below investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or are unrated by S&P or Moody's and of similar quality. A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information. The Fund may also invest up to 5% of its net assets in covered call options as described below, and an additional 10% of its total assets in the aggregate in equity and debt securities issued by foreign governments or corporations and not traded in the United States.

               Additional information about certain of the Fund's investment policies and practices are described below.

Covered Call Options

               As a means of protecting the Fund's assets against market declines, the Fund may write covered call option contracts on certain securities which it owns or has the immediate right to acquire, provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are written. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding call option obligations.

               When the Fund writes a call option, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Fund's investment advisor (the "Advisor"), or the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors"), as appropriate, believe the security should be held for the long-term but expects no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

               Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock Exchanges. Call options are issued by The Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

               Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund would be in a worse position than if the call option had not been written.

               Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when the Advisors believe a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or The Options Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although The Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised The Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

               Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, will restrict the use of covered call options. (See "Federal Tax Treatment of Dividends and Distributions" below.)

Convertible Securities

               As described in the Prospectus, the Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.

Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Below Investment Grade Corporate Bonds

               The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

               Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

               Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

               Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

               The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

               From time to time, the Advisors may invest the Fund's assets in American Depository Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the value of the dollar relative to other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

               Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. The expense ratio of the Fund can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities.

Mortgage Securities

               The Fund may purchase mortgage-backed debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental and Government-related organizations. The Fund may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and other government agencies.

               Mortgage-backed securities are subject to certain risks that are different from those associated with other debt securities. Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like debt securities in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by the Fund may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

Investment Restrictions

               The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

               1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided, that while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

               2.   Invest in real estate or mortgages on real estate;

               3. Purchase or sell commodities or commodities contracts, including financial futures contracts;

               4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

               5.   Issue senior securities;

               6. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies;

               7.   Effect short sales of securities;

               8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

               9. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

               10. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

               The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not: Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

               The percentage limitations contained in this restriction apply at the time of purchase of securities.

3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

               The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


               The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). Under such agreements, so long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.


Redemption

               The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


               Under normal circumstances, the Fund will redeem Class A Shares, Class B Shares and Class C Shares by check, and Institutional Shares by wire transfer of funds, as described in the Prospectuses relating to such Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described in the Prospectus under "How to Invest" and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

               The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

               The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company


               The Fund has elected to be, and has been, taxed as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund generally must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities or currencies (the "Income Requirement").


               In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in certain securities where the application thereto of the Asset Diversification Test is uncertain.

               Under Subchapter M of the Code, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax.

               Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

               If for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividends received deduction for corporate shareholders.

Fund Distributions

               Distributions of investment company taxable income, generally, will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

               The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time the shareholder has held Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether or not the distribution was paid in cash or reinvested in Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as gain from the sale or exchange of a capital asset held for more than one year, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of such gains.

               In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends received deduction to the extent of the gross amount of certain qualifying dividends received by the Fund for the year. Generally, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."


               Generally for individual shareholders, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term capital gain if the Share has been held for eighteen months or more, mid-term capital gain if the Share has been held for more than twelve, but less than eighteen months, and otherwise will be short-term capital gain. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or has included in income any undistributed net capital gains of the Fund with respect to such Share), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund with respect to such Share which have been included in the shareholder's income). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


               Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase may have reflected the amount of such forthcoming dividend or distribution.

               The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

               The Fund will provide a statement annually to shareholders as to the federal income tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends received deduction.

Federal Excise Tax; Miscellaneous Considerations


               The Code imposes a non-deductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Fund intends to distribute all of its income currently (or to retain, at most its net capital gains and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax.

               Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.



5.      MANAGEMENT OF THE FUND

Directors and Officers

               The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.


*TRUMAN T. SEMANS, Chairman (10/27/26)
     Managing Director Emeritus, BT Alex. Brown Incorporated. Formerly, Vice Chairman, Alex. Brown & Sons Incorporated. (now known as BT Alex. Brown Incorporated); Vice Chairman, Alex. Brown Capital Advisory & Trust Company; and Director, Investment Company Capital Corp. (registered investment advisor).


JAMES J. CUNNANE, Director (3/11/38)
     CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present. Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993; and Director, The Arch Fund (registered investment company).

*RICHARD T. HALE, Director (7/17/45)
     Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

JOHN F. KROEGER, Director (8/11/24)
     37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies). Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
     26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants. Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. McDONALD, Director (7/14/32)
     Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and DP Mann Holdings (insurance). Formerly, Director, AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
     The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, ESQ., Director (4/20/36)
     Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Director, American Science & Engineering (x-ray detection equipment). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).



HARRY WOOLF, President (8/12/23)
     Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment); Director, Family Health International (non-profit research and education); Director, Research America (non-profit medical research). Formerly, Director, Flag Investors/ISI/BT Alex. Brown Family of Funds; Trustee, Rockefeller Foundation; Director, Merrill Lynch Cluster C Funds (registered investment companies); and Trustee, Reed College (education).

AMY M. OLMERT, Secretary (5/14/63)
     Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand LLP, September 1988-June 1997.

JOSEPH A. FINELLI, Treasurer (1/24/57)
     Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-August, 1995.


SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
     Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present. Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.


---------------------
* A Director who is an "interested person", as defined in the Investment Company Act.


               Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as a Director of eight other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Directors of 11 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.


               Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


               With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among the funds in direct proportion to their relative net assets. For the fiscal year ended March 31, 1997, Independent Directors' fees attributable to the assets of the Fund totaled approximately $19,242.

               The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1997.


                                                         COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
Name of Person,                    Aggregate Compensation From     Pension or Retirement   Total Compensation from the Fund and
Position                           the Fund Payable to Directors   Benefits Accrued as     Fund Complex Payable to Directors for the
                                   for the Fiscal Year Ended       Part of Fund Expenses   Fiscal Year Ended March 31, 1997
                                   March 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Truman T. Semans (1)               $0                              $0                                       $0
Chairman
W. James Price (1,2)               $0                              $0                                       $0
 Director
Richard T. Hale (1)                $0                              $0                                       $0
 Director
Charles W. Cole, Jr. (1,3)         $0                              $0                                       $0
 Director,
James J. Cunnane                   $1,860 (4)                      $ (5)                              $39,000 for service
 Director                                                                                              on 12 Boards
John F. Kroeger                    $2,337 (4)                      $ (5)                              $49,000 for service
 Director                                                                                              on 12 Boards
Louis E. Levy                      $1,860 (4)                      $ (5)                              $39,000 for service
 Director                                                                                              on 12 Boards
Eugene J. McDonald                 $1,860 (4)                      $ (5)                              $39,000 for service
 Director                                                                                              on 12 Boards
Rebecca W. Rimel                   $552 (4)                        $ (5)                              $39,000 for service
 Director                                                                                              on 10 Boards (6)
Carl W. Vogt                       $557 (4)                        $ (5)                              $39,000 for service
 Director                                                                                              on 10 Boards (6)
Harry Woolf (2)                    $1,321 (4)                      $ (5)                              $29,250 for service
 Director                                                                                              on 12 Boards


-----------------
     1 A Director who is an "interested person" as defined in the Investment Company Act.

     2 Messrs. Price and Woolf each retired as Directors of the Fund, effective December 31, 1996. Effective September 1, 1997, Mr. Woolf serves as President of the Fund and other funds in the Fund Complex. For serving as President, Mr. Woolf receives compensation from the Fund and certain other funds in the Fund Complex in addition to his retirement benefits.

     3    Retired, effective August 13, 1997.
     4 Of amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel $1,860, $0, $0, $1,860, $557, $1,321 and $552,
          respectively, was deferred pursuant to a deferred compensation plan.
     5 The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1997 was approximately $10,628.
     6 Ms. Rimel and Mr. Vogt received proportionately higher compensation from each fund for which they serve.

               The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which the Participant serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another participant, who retired on January 31, 1996 and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the period ended December 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


               Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at March 31, 1997 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Ms. Rimel, 1 year; and for Mr. Vogt, 1 year.


Years of Service            Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------            -----------------------------------------------------------------
                                      Chairman of Audit Committee                     Other Participants
                                      ---------------------------                     ------------------
6 years                                         $4,900                                      $3,900
7 years                                         $9,800                                      $7,800
8 years                                         $14,700                                     $11,700
9 years                                         $19,600                                     $15,600
10 years or more                                $24,500                                     $19,500



               Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


Code of Ethics

               The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

               The Code of Ethics requires that any officer, director or employee of the Fund, the Distributor or the Advisors, preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.



6.      INVESTMENT ADVISORY AND OTHER SERVICES


               On June 17, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"), both of which contracts are described in greater detail below. The Investment Advisory and Sub-Advisory Agreements were approved by shareholders of the Fund on August 14, 1997. ICC, the investment advisor, is an indirect subsidiary of Bankers Trust New York Corporation. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owens, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest. ICC also serves as advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.


               Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

               As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets, and 0.70% of the Fund's average daily net assets in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets, 0.60% of the next $150 million of the Fund's average daily net assets, and 0.50% of the Fund's average daily net assets in excess of $200 million.

               ICC has voluntarily agreed to waive a portion of its fee from time to time so that the Fund's total operating expenses do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets, 2.10% of the Class C Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets.

               The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.


               Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended March 31,
Fees Paid to:                                    1997                              1996                               1995
-------------------------------------------------------------------------------------------------------------------------------
ICC                                           $2,227,355                        $ 1,651,971                      $ 1,248,666*
-------------------------------------------------------------------------------------------------------------------------------
ABIM                                          $1,633,167                        $ 1,225,064                     $    967,323
-------------------------------------------------------------------------------------------------------------------------------

----------------

*    Net of fee waivers.

               ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")



7.               DISTRIBUTION OF FUND SHARES


               ICC Distributors, Inc. ("ICC Distributors") serves as the exclusive distributor of the Fund's Shares pursuant to the Distribution Agreement, effective August 31, 1997, which provides for distribution of each class of Shares. Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown"), served as distributor of the Fund's Shares for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors.

               The Distribution Agreement provides that ICC Distributors shall;
(i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus;
(ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution
Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

               The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997.

               ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

               In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

               As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares. With respect to Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. As compensation for providing distribution services as described above for Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the

Class C Shares. In addition, with respect to the Class B and Class C Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the respective average daily net assets of the Class B and the Class C Shares. (See the Prospectus.) ICC Distributors receives no compensation for distributing the Institutional Shares.

               As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, Alex. Brown received fees in the following amounts:

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Fiscal Year Ended March 31,
--------------------------------------------------------------------------------------------------------------------------------
              Class                              1997                              1996                               1995
--------------------------------------------------------------------------------------------------------------------------------
Class A 12b-1                                  $575,090                          $435,163                           $342,916
--------------------------------------------------------------------------------------------------------------------------------
Class B 12b-1                                  $ 64,138                          $ 14,685                          $  305*
--------------------------------------------------------------------------------------------------------------------------------
Class B Shareholder
Servicing Fee                                  $ 21,379                          $  4,895                          $  101*
--------------------------------------------------------------------------------------------------------------------------------
Class D 12b-1                                  $ 86,879                          $ 77,244                           $ 69,979
--------------------------------------------------------------------------------------------------------------------------------


*for the period from January 3, 1995 through March 31,1995


               Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each of its classes of Shares (except the Institutional Shares) (the "Plans"). Under each Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year, as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 16, 1997.

               In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").

               During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution

Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

               Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


General Information

               Alex. Brown received commissions on the sale of Class A Shares and contingent deferred sales loads on the Class B Shares, of which only a portion of these amounts was retained by Alex. Brown, in the following amounts.

--------------------------------------------------------------------------------------------------------------------------------
                              Year Ended March 31,
--------------------------------------------------------------------------------------------------------------------------------
       Class                          1997                               1996                                     1995
--------------------------------------------------------------------------------------------------------------------------------
                          Received            Retained          Received          Retained          Received            Retained
--------------------------------------------------------------------------------------------------------------------------------
Class A
Commissions               $937,641            $868,899          $431,884          $430,833          $225,285            $204,552
--------------------------------------------------------------------------------------------------------------------------------
Class B                   $483,596            $350,485          $133,944          $126,571          $34,265*            $33,025*
Contingent
Deferred Sales
Charge
--------------------------------------------------------------------------------------------------------------------------------


*for the period from January 3, 1995 through March 31,1995


                 Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABIM.


               The address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

8.               BROKERAGE

               ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

               In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisors or their affiliates in any transaction in which any of them acts as a principal nor will the Fund buy or sell over-the-counter securities with the Advisors or their affiliates acting as market maker.

               If the Advisors or their affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

               ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions effected on an agency (but not on a principal) basis for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than the Advisors or their affiliates higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.


               Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through the Advisors or their affiliates. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid the Advisors or their affiliates must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews.

               ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

                 ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

--------------------------------------------------------------------------------------------------------------------------------

                                                                         Fiscal Year Ended March 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                 1997                              1996                               1995
--------------------------------------------------------------------------------------------------------------------------------
Transactions Directed                         $38,947,268                       $31,958,910                        $38,044,707
--------------------------------------------------------------------------------------------------------------------------------
Commissions Paid                               $111,113                           $78,634                            $89,162
--------------------------------------------------------------------------------------------------------------------------------

               The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1997, the Fund held a 6.25% repurchase agreement issued by Goldman Sachs & Co. valued at $23,392,000 and a 6.78% note of J.P. Morgan due January 15, 2007, valued at $4,831,250. Goldman Sachs & Co. and J.P. Morgan are "regular brokers or dealers" of the Fund.

9.               CAPITAL STOCK


               The Fund is authorized to issue 90 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

               The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Value Builder Fund Class A Shares, Flag Investors Value Builder Fund Class B Shares, Flag Investors Value Builder Fund Class C Shares, Flag Investors Value Builder Fund Institutional Shares and Flag Investors Value Builder Fund Class D Shares. The Flag Investors Value Builder Fund Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of BT Alex. Brown. The Flag Investors Value Builder Fund Class D Shares are not currently being offered. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


               Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

               There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

               As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.              SEMI-ANNUAL REPORTS

               The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11.              CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


               Effective September 22, 1997, Bankers Trust Company ("Bankers Trust"), has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. Investment Company Capital Corp. has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.00 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 1997 such fees totaled $105,449.


               ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Net Assets                   Incremental Annual Accounting Fee
------------------                   ---------------------------------

0 - $10,000,000                                    $13,000 (fixed fee)
$10,000,000 - $20,000,000                                        .100%
$20,000,000 - $30,000,000                                        .080%
$30,000,000 - $40,000,000                                        .060%
$40,000,000 - $50,000,000                                        .050%
$50,000,000 - $60,000,000                                        .040%
$60,000,000 - $70,000,000                                        .030%
$70,000,000 - $100,000,000                                       .020%
$100,000,000 - $500,000,000                                      .015%
$500,000,000 - $1,000,000,000                                    .005%
over $1,000,000,000                                              .001%

              In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

              For the fiscal year ended March 31, 1997, ICC received accounting fees of $80,766.




12.   INDEPENDENT ACCOUNTANTS

              The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P., whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


13.   PERFORMANCE INFORMATION

              For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

        n
P(1 + T)  = ERV

Where: P  = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years (1, 5 or 10)
      ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

               Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date of the Fund (or the later commencement of operations of a Series or class) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value for the Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. In calculating the performance of the Class C Shares, the applicable contingent deferred sales charge (1.00% for the one-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


               Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended March 31, 1997 were as follows:

------------------------------------------------------------------------------------------------------------------
                                      One-Year Period Ended
                                          March 31, 1997                                Since Inception
------------------------------------------------------------------------------------------------------------------
                                 Ending                 Average                 Ending                 Average
                               Redeemable            Annual Total             Redeemable            Annual Total
Class                             Value                 Return                   Value                 Return
------------------------------------------------------------------------------------------------------------------
Class A
June 15, 1992*                  $1145.00                14.50%                 $2003.77                14.49%
------------------------------------------------------------------------------------------------------------------
Class B
January 3, 1995*                $1149.80                14.98%                 $1600.43                23.35%
------------------------------------------------------------------------------------------------------------------
Class D
November 9, 1992*               $1166.85                16.69%                 $1846.66                14.99%
------------------------------------------------------------------------------------------------------------------
Institutional
November 2, 1995*               $1202.40                20.24%                 $1307.13                20.95%
------------------------------------------------------------------------------------------------------------------

-----------
*  Inception Date

               The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or CDA Investment Technologies Inc., or with the performance of the Lehman Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

               The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1997 was 13% and in fiscal year 1996 was 15%.



14.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


               To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding Shares as of March 6, 1998:


T. Rowe Price TR
Alex. Brown & Sons Inc. Plan 100460           5.91%
Flag Investors Value Builder
Attn: Asset Recon
P.O. Box 17215
Baltimore, MD  21297-1215
401k Plan


               As of March 6, 1998, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.




15.   FINANCIAL STATEMENTS

               See next page.

                   Alex Brown FI Value Builder AR Form N-30D


FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1997


                                                                  Market Value
  Shares                                                            (Note 1)
--------------------------------------------------------------------------------
 COMMON STOCKS: 60.0%
 Banking: 3.3%
     35,000      Citicorp                                         $ 3,788,750
    100,000      KeyCorp                                            4,875,000
     10,000      Wells Fargo & Company                              2,841,250
                                                                  -----------
                                                                   11,505,000
                                                                  -----------
 Basic Industry: 3.8%
     70,077      Agrium, Inc.                                         893,482
     20,000      Georgia-Pacific Corp.                              1,450,000
     30,000      Hercules, Inc.                                     1,267,500
     32,232      Martin Marietta Materials, Inc.                      829,974
    140,000      Monsanto Co.                                       5,355,000
     44,654      Potash Corp. of Saskatchewan                       3,393,766
                                                                  -----------
                                                                   13,189,722
                                                                  -----------
 Business Services: 1.7%

     81,900      First Data Corp.                                   2,774,363
    151,100      SEI Corp.                                          3,173,100
                                                                  -----------
                                                                    5,947,463
                                                                  -----------
Capital Goods: 1.2%
     36,000      Eaton Corp.                                        2,551,500
    110,300      Westinghouse Air Brake Co.                         1,433,900
                                                                  -----------
                                                                    3,985,400
                                                                  -----------
Consumer Durables/Non-Durables: 5.1%
    140,000      Blyth Industries, Inc.*                            5,057,500
     33,500      Eastman Kodak Co.                                  2,541,812
    110,000      Ford Motor Company                                 3,451,250
     50,000      Liz Claiborne, Inc.                                2,181,250
     37,200      Philip Morris Cos., Inc.                           4,245,450
                                                                  -----------
                                                                   17,477,262
                                                                  -----------
Consumer Services: 3.5%
     92,000      America Online, Inc.*                              3,898,500
    124,875      CUC International, Inc.*                           2,809,688
     30,000      Gannett Co.                                        2,576,250
     50,000      Times Mirror Co. Class A                           2,731,250
                                                                  -----------
                                                                   12,015,688
                                                                  -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               March 31, 1997


                                                                  Market Value
  Shares                                                            (Note 1)
--------------------------------------------------------------------------------
 COMMON STOCKS (continued)
 Defense/Aerospace: 2.9%
     31,171      Lockheed Martin Corp.                            $ 2,618,364
    120,000      McDonnell Douglas Corp.                            7,320,000
                                                                  -----------
                                                                    9,938,364
                                                                  -----------
 Electric Utilities: 0.6%
    100,000      Unicom Corp.                                       1,950,000
                                                                  -----------
 Energy: 0.6%
     71,600      MAPCO, Inc.                                        2,219,600
                                                                  -----------
 Entertainment: 0.9%
    300,000      LodgeNet Entertainment Corp.*                      3,150,000
                                                                  -----------
 Financial Services: 6.0%
     83,500      American Express Co.                               4,999,562
     87,500      Countrywide Credit Industries, Inc.                2,165,625
    172,000      Federal Home Loan Mortgage Corp.                   4,687,000
    118,125      MBNA Corp.                                         3,292,734
    114,000      Travelers Group, Inc.                              5,457,750
                                                                  -----------
                                                                   20,602,671
                                                                  -----------
 Health Care: 5.7%
     50,000      Amgen, Inc.*                                       2,793,750
     40,000      Baxter International, Inc.                         1,725,000
     38,000      Bristol-Myers Squibb                               2,242,000
     54,434      Eli Lilly & Co.                                    4,477,196
    114,000      Johnson & Johnson                                  6,027,750
     60,000      Mallinckrodt Group                                 2,467,500
                                                                  -----------
                                                                   19,733,196
                                                                  -----------
 Hotels/Gaming: 1.8%
    200,000      Harrah's Entertainment, Inc.*                      3,425,000
     40,000      Hilton Hotels Corp.                                  970,000
     32,500      ITT Corp.*                                         1,913,438
                                                                  -----------
                                                                    6,308,438
                                                                  -----------
 Housing: 1.8%
    200,000      Champion Enterprises, Inc.*                        2,975,000
    108,000      USG Corp.*                                         3,388,500
                                                                  -----------
                                                                    6,363,500
                                                                  -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------



                                                                  Market Value
  Shares                                                            (Note 1)
--------------------------------------------------------------------------------
 COMMON STOCKS (concluded)
 Insurance: 8.8%
    495,858      Conseco, Inc.                                   $ 17,664,941
     80,000      EXEL Limited                                       3,380,000
    135,000      GCR Holding Limited                                3,088,125
     32,500      ITT Hartford Group, Inc.                           2,344,063
     80,000      Mid Ocean Ltd.                                     3,820,000
                                                                  -----------
                                                                   30,297,129
                                                                  -----------
 Multi-Industry: 2.5%
     42,500      ITT Industries, Inc.                                 950,937
     33,400      Loews Corp.                                        2,968,425
     64,000      United Technologies Corp.                          4,816,000
                                                                  -----------
                                                                    8,735,362
                                                                  -----------
 Real Estate: 2.5%
     60,200      General Growth Properties, Inc.                    1,911,350
    324,136      Host Marriott Corp.*                               5,510,312
     35,000      National Health Investors, Inc.                    1,299,375
                                                                  -----------
                                                                    8,721,037
                                                                  -----------
 Retail: 3.4%
    124,664      J.C. Penney Company, Inc.                          5,937,123
    300,000      Kmart Corp.*                                       3,637,500
     45,000      Tandy Corp.                                        2,255,625
                                                                  -----------
                                                                   11,830,248
                                                                  -----------
 Technology: 2.8%
     70,400      Autodesk, Inc.                                     2,182,400
     43,000      International Business Machines Corp.              5,907,125
     33,400      Millipore Corp.                                    1,415,325
                                                                  -----------
                                                                    9,504,850
                                                                  -----------
 Telecommunications: 0.7%
     69,000      MCI Communications                                 2,458,125
                                                                  -----------
 Transportation: 0.4%
     17,491      Delta Air Lines, Inc.                              1,471,430
                                                                  -----------

                 Total Common Stock
                   (Cost $123,460,459)                            207,404,485
                                                                  -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                               March 31, 1997


  Shares/                                                         Market Value
  Par(000)                                                          (Note 1)
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK: 2.4%
     32,300      Conseco Inc., $4.28 Cvt. Pfd., Series E          $ 4,089,988
     75,000      Host Marriott Financial Trust                      4,237,500
                                                                  -----------

                 Total Convertible Preferred Stock
                   (Cost $5,724,337)                                8,327,488
                                                                  -----------

 PREFERRED SECURITIES: 0.7%
    100,000      Conseco Financial Trust
                   (Cost $2,500,000)                                2,512,500
                                                                  -----------

 CONVERTIBLE BONDS: 1.6%
     $2,000      Capstone Capital Corp., Cvt. Deb.,
                   6.55%, 3/14/02                                   1,830,000
        339      Richardson Electronics, Cvt. Deb.,
                   7.25%, 12/15/06                                    276,285
      1,661      Richardson Electronics, Cvt. Deb.,
                   8.25%, 6/15/06                                   1,422,231
      2,000      Sizeler Property Investors, Cvt. Deb.,
                   8.00%, 7/15/03                                   1,840,000
                                                                  -----------

                 Total Convertible Bonds
                   (Cost $5,461,496)                                5,368,516
                                                                  -----------

 CORPORATE BONDS: 23.4%
      1,000      American Life Holding Co., Sr Sub Nt,
                   11.25%, 9/15/04                                  1,131,250
      1,000      Caesar's World, 8.875%, 8/15/02                    1,040,000
        873      Chattem, Inc., Sr Sub Deb, 12.75%, 6/15/04           953,753
         --      Chattem, Inc., 1,000 Warrants, Expiring 6/17/99        8,900
      3,000      Conseco, Inc., Nt, 8.125%, 2/15/03                 3,048,750
        700      CSX Corp., Nt, 7.00%, 9/15/02                        695,625
        575      Dillard Dept. Stores, Nt, 7.15%, 9/1/02              571,406
      3,000      Eckerd Corp., Nt, 9.25%, 2/15/04                   3,187,500
        300      Exxon Capital Corp., Nt, 6.50%, 7/15/99              298,875
      2,000      FMC Corp., Nt, 8.75%, 4/1/99                       2,050,000
      1,000      Fund America Enterprise, Nt, 7.75%, 2/1/03           990,000
      4,500      HMH Properties, Nt, 9.50%, 5/15/05                 4,590,000
      3,000      Host Marriott Travel Plaza, Nt, 9.50%, 5/15/05     3,060,000

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------



    Par                                                          Market Value
   (000)                                                           (Note 1)
--------------------------------------------------------------------------------
 CORPORATE BONDS (concluded)
     $2,775      ITT Corp., Nt, 6.25%, 11/15/00                   $ 2,684,813
      2,000      ITT Corp., Nt, 6.75%, 11/15/03                     1,905,000
      2,000      John Q. Hammons Hotels LP, Nt,
                   8.875%, 2/15/04                                  1,982,500
      2,000      Jordan Industries, Nt, 10.375%, 8/1/03             1,982,500
      5,000      J.P. Morgan, Nt, 6.875%, 1/15/07                   4,831,250
      2,200      Lockheed Martin Corp., Nt, 6.85%, 5/15/01          2,180,750
      2,500      Lockheed Martin Corp., Nt, 7.25%, 5/15/06          2,471,875
      5,000      LodgeNet Entertainment, Nt, 10.25%, 12/15/06       4,925,000
      1,285      Markel Corp., Nt, 7.25%, 11/1/03                   1,270,544
      2,500      Marriott International, 6.75%, 12/15/03            2,396,875
      2,100      Marriott International, 7.875%, 4/15/05            2,121,000
      1,100      Masco Corp., Nt, 6.625%, 9/15/99                   1,095,875
      1,000      Masco Corp., Nt, 6.125%, 9/15/03                     938,750
      2,000      McDonnell Douglas Corp., Nt, 6.875%, 11/1/06       1,927,500
      2,000      MCI Communications, Nt, 6.25%, 3/23/99             1,985,000
        500      MCI Communications, Nt, 7.50%, 8/20/04               509,375
      2,100      Millipore Corp., Nt, 7.20%, 4/1/02                 2,089,500
      2,100      Millipore Corp., Nt, 7.50%, 4/1/07                 2,085,468
      2,000      Nabisco, Inc., 6.70%, 6/15/02                      1,945,000
        500      New England Telephone & Telegraph, Nt,
                   6.15%, 9/1/99                                      494,375
      1,000      Noble Drilling Company, Nt, 9.25%, 10/1/03         1,053,750
        500      PepsiCo, Inc., Nt, 6.25%, 9/1/99                     495,625
        325      Petroleum Heat & Power, Nt, 12.25%, 2/1/05           354,656
      2,000      Petroleum Heat & Power, Nt, 9.375%, 2/1/06         1,897,500
      4,000      Premier Parks, Nt, 9.75%, 1/15/07                  4,130,000
      2,000      RJR Nabisco Inc., Nt, 7.625%, 9/15/03              1,905,000
      1,500      Salomon, Inc., Nt, 7.125%, 8/1/99                  1,507,500
      1,000      Tektronix, Inc., Nt, 7.50%, 8/1/03                   990,000
      1,000      Tenneco, Inc., Nt, 8.075%, 10/1/02                 1,035,000
      1,000      Travelers Group, Inc., Nt, 6.125%, 6/15/00           970,000
      1,000      Union Pacific Co., 6.25%, 3/15/99                    988,750
      1,660      USG Corp., 8.50%, 8/1/05                           1,678,675
        500      Xerox Corp., Nt, 7.15%, 8/1/04                       496,250
                                                                   ----------
                 Total Corporate Bonds
                   (Cost $80,723,099)                              80,951,715
                                                                   ----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                               March 31, 1997


    Par                                                           Market Value
   (000)                                                            (Note 1)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY SECURITIES: 4.0%
     $1,000      Federal National Mortgage Assoc., 7.6%, 5/24/06   $  985,940
                                                                   ----------

                 U.S. Treasury Notes
      3,000        5.125%, 2/28/98                                  2,975,880
      3,000        5.875%, 2/28/99                                  2,972,400
      3,000        6.25%, 5/31/00                                   2,969,220
      4,000        6.125%, 12/31/01                                 3,900,840
                                                                   ----------
                                                                   12,818,340
                                                                   ----------
                 Total U.S. Government Securities
                   (Cost $13,906,131)                              13,804,280
                                                                   ----------

 REPURCHASE AGREEMENT: 6.8%
     23,392      Goldman Sachs & Co., 6.25%
                 Dated 3/31/97, to be repurchased on 4/1/97,
                 collateralized by U.S. Treasury Notes with
                 a market value of $23,860,630.
                 (Cost $23,392,000)                              $ 23,392,000
                                                                 ------------

 Total Investment In Securities: 98.9%
  (Cost $255,167,522)**                                           341,760,984

 Other Assets in Excess of Liabilities, Net: 1.1%                   3,664,622
                                                                 ------------

 Net Assets: 100.0%                                              $345,425,606
                                                                 ============

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


                                                                  Market Value
                                                                    (Note 1)
--------------------------------------------------------------------------------
 Net Asset Value and Redemption Price Per:
  Class A Share
    ($278,130,436 / 16,228,513 shares outstanding)                     $17.14
                                                                       ======
   Class B Share
    ($17,311,481 / 1,008,822 shares outstanding)                       $17.16+
                                                                       ======
   Class D Share
    ($15,212,749 / 889,149 shares outstanding)                         $17.11++
                                                                       ======
  Institutional Share
    ($34,770,940 / 2,013,930 shares outstanding)                       $17.27
                                                                       ======
Maximum Offering Price Per:
  Class A Share ($17.14 / .955)                                        $17.95
                                                                       ======
  Class B Share                                                        $17.16
                                                                       ======
  Institutional Share                                                  $17.27
                                                                       ======

------------
 *   Non-income producing security.
**   Also aggregate cost for federal tax purposes.
 + Redemption value is $16.47 following 4% maximum contingent deferred sales charge.
++ Redemption value is $16.94 following 1% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                   For the
                                                                  Year Ended
                                                                   March 31,
--------------------------------------------------------------------------------
                                                                     1997
Investment Income (Note 1):
   Interest                                                       $ 6,100,648
   Dividends                                                        4,215,000
                                                                  -----------
            Total income                                           10,315,648
                                                                  -----------

Expenses:
   Investment advisory fee (Note 2)                                 2,227,355
   Distribution fee (Note 2)                                          747,486
   Transfer agent fee (Note 2)                                        105,449
   Registration fees                                                   85,812
   Accounting fee (Note 2)                                             80,766
   Miscellaneous                                                       68,067
   Printing and postage                                                53,700
   Legal                                                               51,314
   Custodian fee                                                       42,540
   Audit                                                               32,040
   Director's fees                                                     19,242
   Pricing fee                                                         11,041
   Organizational expense (Note 1)                                     10,202
                                                                  -----------
            Total expenses                                          3,535,014
                                                                  -----------
   Net investment income                                            6,780,634
                                                                  -----------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                     4,707,093
   Change in unrealized appreciation or depreciation of
     investments                                                   34,681,754
                                                                  -----------
   Net gain on investments                                         39,388,847
                                                                  -----------

Net increase in net assets resulting from operations              $46,169,481
                                                                  ===========

                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                   For the Year Ended March 31,
--------------------------------------------------------------------------------
                                                       1997            1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                           $  6,780,634    $  5,157,897
   Net realized gain from security transactions       4,707,093       4,755,355
   Change in unrealized appreciation or
     depreciation of investments                     34,681,754      37,398,630
                                                   ------------    ------------
   Net increase in net assets resulting
     from operations                                 46,169,481      47,311,882
                                                   ------------    ------------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                  (5,070,551)     (4,710,084)
     Class B Shares                                    (119,491)        (25,557)
     Class D Shares                                    (280,846)       (319,956)
     Institutional Shares                              (391,368)        (19,252)
   Net realized short-term gains:
     Class A Shares                                          --        (517,708)
     Class B Shares                                          --          (7,307)
     Class D Shares                                          --         (37,816)
     Institutional Shares                                    --         (12,834)
   Net realized long-term gains:
     Class A Shares                                    (874,810)     (4,012,860)
     Class B Shares                                     (38,817)        (52,673)
     Class D Shares                                     (53,442)       (298,195)
     Institutional Shares                               (71,368)        (76,965)
                                                   ------------    ------------
   Total distributions                               (6,900,693)    (10,091,207)
                                                   ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     100,059,836      51,325,277
   Value of shares issued in reinvestment
     of dividends                                     6,063,887       9,094,751
   Cost of shares repurchased                       (29,688,897)    (26,963,230)
                                                   ------------    ------------
   Increase in net assets derived from
     capital share transactions                      76,434,826      33,456,798
                                                   ------------    ------------
   Total increase in net assets                     115,703,614      70,677,473

Net Assets:
   Beginning of year                                229,721,992     159,044,519
                                                   ------------    ------------
   End of year                                     $345,425,606    $229,721,992
                                                   ============    ============

                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                                             For the Year Ended
                                                                 March 31,
--------------------------------------------------------------------------------
                                                                    1997

Per Share Operating Performance:
   Net asset value at beginning of period                         $  14.68
                                                                  --------
Income from Investment Operations:
   Net investment income                                              0.39
   Net realized and unrealized gain/(loss)
     on investments                                                   2.49
                                                                  --------
   Total from Investment Operations                                   2.88
                                                                  --------
Less Distributions:

   Distributions from net investment income
     and net realized short-term gains                               (0.36)
   Distributions from net realized
     long-term gains                                                 (0.06)
                                                                  --------
   Total distributions                                               (0.42)
                                                                  --------
   Net asset value at end of period                               $  17.14
                                                                  ========
Total Return(2)                                                      19.90%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                        1.27%
   Net investment income(4)                                           2.51%
Supplemental Data:
   Net assets at end of period (000)                              $278,130
   Portfolio turnover rate                                              13%
   Average commissions per share                                  $  0.066(6)


------------
(1)  Commencement of operations.
(2)  Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.40%, 1.38% and 1.70% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.02%, 3.11% and 2.53% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(5)  Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS VALUE BUILDER FUND

------------------------------------------------------------------------------------------------------------
                                                                                             For the Period
                                                                                            June 15, 1992(1)
                                                                                                through
                                                        For the Year Ended March 31,            March 31,
------------------------------------------------------------------------------------------------------------
                                                   1996             1995             1994         1993
Per Share Operating Performance:
   Net asset value at beginning of period         $ 12.02          $ 11.23         $ 11.25       $ 10.00
                                                  -------          -------         -------       -------
Income from Investment Operations:
   Net investment income                             0.36             0.35            0.40          0.18
   Net realized and unrealized gain/(loss)
     on investments                                  3.03             0.80           (0.04)         1.18
                                                  -------          -------         -------       -------
   Total from Investment Operations                  3.39             1.15            0.36          1.36
                                                  -------          -------         -------       -------
Less Distributions:

   Distributions from net investment income
     and net realized short-term gains              (0.41)           (0.35)          (0.38)        (0.11)
   Distributions from net realized
     long-term gains                                (0.32)           (0.01)             --            --
                                                  -------          -------         -------       -------
   Total distributions                              (0.73)           (0.36)          (0.38)        (0.11)
                                                  -------          -------         -------       -------
   Net asset value at end of period               $ 14.68          $ 12.02         $ 11.23       $ 11.25
                                                  =======          =======         =======       =======
Total Return(2)                                     28.86%           10.57%           3.14%        13.73%
Ratios to Average Daily Net Assets:
   Expenses(3)                                       1.31%            1.35%           1.35%         1.35%(5)
   Net investment income(4)                          2.72%            3.07%           3.14%         2.88%(5)
Supplemental Data:
   Net assets at end of period (000)              $200,020        $146,986        $131,097       $83,535
   Portfolio turnover rate                              15%             18%              8%            8%
   Average commissions per share                        --              --              --            --


                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights--Class B Shares
(For a share outstanding throughout each period)

                                                                 For the Year
                                                                     Ended
                                                                   March 31,
--------------------------------------------------------------------------------
                                                                     1997

Per Share Operating Performance:
   Net asset value at beginning of period                           $ 14.71
                                                                    -------
Income from Investment Operations:

   Net investment income                                               0.26
   Net realized and unrealized gain
      on investments                                                   2.51
                                                                    -------
   Total from Investment Operations                                    2.77
                                                                    -------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                               (0.26)
   Distributions from net realized long-term gains                    (0.06)
                                                                    -------
   Total distributions                                                (0.32)
                                                                    -------
   Net asset value at end of period                                 $ 17.16
                                                                    =======
Total Return(2)                                                       19.00%

Ratios to Average Daily Net Assets:

   Expenses(3)                                                         2.02%
   Net investment income(4)                                            1.84%

Supplemental Data:
   Net assets at end of period (000)                                $17,311
   Portfolio turnover rate                                               13%
   Average commissions per share                                    $ 0.066(6)


------------
(1)  Commencement of operations.
(2)  Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.17% (annualized) for the period ended March 31, 1995.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.87% (annualized) for the period ended March 31, 1995.
(5)  Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

                                                                 For the Period
                                                  For the Year   Jan. 3, 1995(1)
                                                      Ended          through
                                                    March 31,       March 31,
--------------------------------------------------------------------------------
                                                      1996            1995
Per Share Operating Performance:
   Net asset value at beginning of period            $12.01           $11.14
                                                     ------           ------
Income from Investment Operations:

   Net investment income                               0.21             0.08
   Net realized and unrealized gain
      on investments                                   3.05             0.79
                                                     ------           ------
   Total from Investment Operations                    3.26             0.87
                                                     ------           ------

Less Distributions:
   Distributions from net investment
      income and net realized short-term
      gains                                           (0.24)              --
   Distributions from net realized
      long-term gains                                 (0.32)              --
                                                     ------           ------
   Total distributions                                (0.56)              --
                                                     ------           ------
   Net asset value at end of period                  $14.71           $12.01
                                                     ======           ======
Total Return(2)                                       27.89%            7.81%

Ratios to Average Daily Net Assets:

   Expenses(3)                                         2.06%            2.10%(5)
   Net investment income(4)                            1.97%            2.94%(5)

Supplemental Data:
   Net assets at end of period (000)                 $4,178          $   341
   Portfolio turnover rate                               15%              18%
   Average commissions per share                         --               --


                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights--Class D Shares
(For a share outstanding throughout each period)


                                                             For the Year Ended
                                                                 March 31,
-------------------------------------------------------------------------------
                                                                    1997

Per Share Operating Performance:
   Net asset value at beginning of period                       $  14.66
                                                                --------
Income from Investment Operations:
   Net investment income                                            0.35
   Net realized and unrealized gain/
     (loss) on investments                                          2.47
                                                                --------
   Total from Investment Operations                                 2.82
                                                                --------
Less Distributions:
   Distributions from net investment
     income and net realized short-term
     gains                                                         (0.31)
   Distributions from net realized long-term
     gains                                                         (0.06)
                                                                --------
   Total distributions                                             (0.37)
                                                                --------
   Net asset value at end of period                             $  17.11
                                                                ========
Total Return(2)                                                    19.46%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                      1.62%
   Net investment income(4)                                         2.15%
Supplemental Data:
   Net assets at end of period (000)                            $ 15,213
   Portfolio turnover rate                                            13%
   Average commissions per share                                $  0.066(6)

------------
(1)  Commencement of operations.
(2)  Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74%, 1.73% and 1.93% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.68%, 2.76% and 2.60% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(5)  Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

                                                                                                 For the Period
                                                                                                 Nov. 9, 1992(1)
                                                                                                     through
                                                             For the Year Ended March 31,            March 31,
----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period               $ 12.01        $ 11.22        $ 11.24         $10.45
                                                        -------        -------        -------         ------
Income from Investment Operations:
   Net investment income                                   0.33           0.31           0.36           0.14
   Net realized and unrealized gain/(loss)
     on investments                                        3.02           0.80          (0.04)          0.74
                                                        -------        -------        -------         ------
   Total from Investment Operations                        3.35           1.11           0.32           0.88
                                                        -------        -------        -------         ------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                    (0.38)         (0.31)         (0.34)         (0.09)
   Distributions from net realized long-term gains        (0.32)         (0.01)            --            --
                                                        -------        -------        -------         ------
   Total distributions                                    (0.70)         (0.32)         (0.34)         (0.09)
                                                        -------        -------        -------         ------
   Net asset value at end of period                     $ 14.66        $ 12.01        $ 11.22         $11.24
                                                        =======        =======        =======         ======
Total Return(2)                                           28.44%         10.18%          2.78%          9.00%
Ratios to Average Daily Net Assets:
   Expenses(3)                                             1.66%          1.70%          1.70%          1.70%(5)
   Net investment income(4)                                2.37%          2.72%          2.79%          2.83%(5)
Supplemental Data:
   Net assets at end of period (000)                   $ 13,757        $11,717        $11,051         $6,285
   Portfolio turnover rate                                   15%            18%             8%             8%
   Average commissions per share                             --             --             --             --


                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights--Institutional Shares
(For a share outstanding throughout each period)
                                                                 For the Period
                                               For the           Nov. 2, 1995(1)
                                              Year Ended             through
                                               March 31,            March 31,
--------------------------------------------------------------------------------
                                                 1997                 1996
Per Share Operating Performance:
   Net asset value at beginning of period       $ 14.77              $ 13.89
                                                -------              -------
Income from Investment Operations:
   Net investment income                           0.41                 0.13
   Net realized and unrealized gain
      on investments                               2.53                 1.17
                                                -------              -------
   Total from Investment Operations                2.94                 1.30
                                                -------              -------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains           (0.38)               (0.10)
   Distributions from net realized
      long-term gains                             (0.06)               (0.32)
                                                -------              -------
   Total distributions                            (0.44)               (0.42)
                                                -------              -------
   Net asset value at end of period             $ 17.27              $ 14.77
                                                =======              =======
Total Return                                      20.24%               21.12%

Ratios to Average Daily Net Assets:
   Expenses                                        1.02%                1.03%(2)
   Net investment income                           2.83%                2.89%(2)

Supplemental Data:
   Net assets at end of period (000)            $34,771              $11,768
   Portfolio turnover rate                           13%                  15%
   Average commissions per share                 $ 0.066(3)               --

------------
(1)  Commencement of operations.
(2)  Annualized.
(3) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Notes to Financial Statements


NOTE 1--Significant Accounting Policies

     Flag Investors Value Builder Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on March 5, 1992, commenced operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and current income through diversified investments in a professionally managed balanced portfolio of equity and debt securities.

     The Fund consists of four share classes: Class A Shares, which commenced June 15, 1992; Class D Shares (formerly Class B Shares), which commenced November 9, 1992; Class B Shares, which commenced January 3, 1995; and Institutional Shares, which commenced November 2, 1995. The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

     The Class A, Class B and Class D Shares are subject to different sales charges. The Class A Shares have a front-end sales charge, the Class B Shares have a contingent deferred sales charge and the Class D Shares have both a front-end sales charge and a contingent deferred sales charge. The Institutional Shares do not have a front-end sales charge or a contingent deferred sales charge. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 1--concluded

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Securities Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period from the Fund's commencement of operations.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets, 1.70% of the Class D Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. No fees were reduced for the year ended March 31, 1997.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $80,766 for accounting services for the year ended March 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $105,449 for transfer agent services for the year ended March 31, 1997.

     As compensation for providing distribution services, the Fund pays Alex. Brown & Sons Incorporated ("Alex. Brown") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets, 1.00% (includes 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets and 0.60% of the Class D Shares' average daily net assets. For the year ended March 31, 1997, distribution fees aggregated $747,486, of which $575,090 was attributable to the Class A Shares, $85,517 was attributable to the Class B Shares and $86,879 was attributable to the Class D Shares. The Fund did not pay Alex. Brown any commissions for the year ended March 31, 1997.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1997 was $10,628, and the accrued liability was $25,784.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                        Class A Shares
                                              ----------------------------------
                                                 For the              For the
                                                Year Ended          Year Ended
                                              March 31, 1997      March 31, 1996
                                              --------------      --------------

Shares sold...................................     3,858,982          2,645,585
Shares issued to shareholders on
   reinvestment of dividends..................       330,808            611,385
Shares redeemed...............................    (1,584,547)        (1,862,910)
                                                ------------       ------------
Net increase in shares outstanding............     2,605,243          1,394,060
                                                ============       ============
Proceeds from sale of shares..................  $ 64,502,359       $ 36,567,203
Value of reinvested dividends.................     5,229,071          8,303,476
Cost of shares redeemed.......................   (25,438,783)       (25,776,184)
                                                ------------       ------------
Net increase from capital share transactions..  $ 44,292,647       $ 19,094,495
                                                ============       ============


                                                         Class B Shares
                                               ---------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1997   March 31, 1996
                                               -----------------  --------------

Shares sold...................................       754,825         252,563
Shares issued to shareholders on
   reinvestment of dividends..................         8,887           5,788
Shares redeemed...............................       (38,898)         (2,754)
                                                 -----------      ----------
Net increase in shares outstanding............       724,814         255,597
                                                 ===========      ==========

Proceeds from sale of shares..................   $12,645,227      $3,471,865
Value of reinvested dividends.................       144,638          79,812
Cost of shares redeemed.......................      (635,497)        (39,242)
                                                 -----------      ----------
Net increase from capital share transactions..   $12,154,368      $3,512,435
                                                 ===========      ==========

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


                                                         Class D Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1997   March 31, 1996
                                                 --------------   --------------
Shares sold....................................            --               --
Shares issued to shareholders on
   reinvestment of dividends...................        19,676           45,398
Shares redeemed................................       (68,822)         (82,585)
                                                  -----------     ------------
Net decrease in shares outstanding.............       (49,146)         (37,187)
                                                  ===========     ============

Proceeds from sale of shares...................   $        --     $         --
Value of reinvested dividends..................       311,352          616,247
Cost of shares redeemed........................    (1,071,231)      (1,105,221)
                                                  -----------     ------------
Net decrease from capital share transactions...   $  (759,879)    $   (488,974)
                                                  ===========     ============


                                                  Institutional Shares
                                            -------------------------------
                                                             For the Period
                                                For the       Nov. 2, 1995*
                                              Year Ended         through
                                            March 31, 1997   March 31, 1996
                                            --------------   --------------
Shares sold...................................   1,343,738         793,108
Shares issued to shareholders on
   reinvestment of dividends..................      23,612           6,860
Shares redeemed...............................    (150,351)         (3,037)
                                               -----------     -----------
Net increase in shares outstanding............   1,216,999         796,931
                                               ===========     ===========

Proceeds from sale of shares.................. $22,912,250     $11,286,209
Value of reinvested dividends.................     378,826          95,216
Cost of shares redeemed.......................  (2,543,386)        (42,583)
                                               -----------     -----------
Net increase from capital share transactions.. $20,747,690     $11,338,842
                                               ===========     ===========

-------------
*Commencement of operations.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $79,767,274 and sales of investment securities aggregated $28,149,581 for the year ended March 31, 1997. Purchases of U.S. government obligations aggregated $10,920,000 and sales of U.S. government obligations aggregated $4,994,843 for the period.

     On March 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $89,444,695 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $2,851,233.

NOTE 5--Net Assets

     On March 31, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares...............................................    $195,270,863
   Class B Shares...............................................      15,993,831
   Class D Shares...............................................       9,448,443
   Institutional Shares.........................................      32,084,870
Accumulated net realized gain from security transactions........       3,856,762
Unrealized appreciation of investments..........................      86,593,462
Undistributed net investment income.............................       2,177,375
                                                                    ------------
                                                                    $345,425,606
                                                                    ============

NOTE 6--Shareholder Meeting

     On March 7, 1997, the Flag Investors Value Builder Fund held a special meeting for its shareholders. During the meeting, shareholders elected the following Directors: Truman T. Semans, Charles W. Cole, Jr., James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel and Carl W. Vogt.

NOTE 7--Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

Report of Independent Accountants


To the Shareholders and Directors of
Flag Investors Value Builder Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Value Builder Fund, Inc. as of March 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


Philadelphia, Pennsylvania
May 2, 1997
                                       49

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                       September 30, 1997
(UNAUDITED)

                                                                         Market Value
   Shares                                                                  (Note 1)
-------------------------------------------------------------------------------------
 COMMON STOCK: 59.0%

Banking: 3.0%
     35,000      Citicorp                                                $ 4,687,813
    100,000      KeyCorp                                                   6,362,500
     13,100      Wells Fargo & Company                                     3,602,500
                                                                         -----------
                                                                          14,652,813
                                                                         -----------
Basic Industry: 2.7%
    105,700      Airgas, Inc.*                                             1,790,294
     30,000      Hercules, Inc.                                            1,492,500
     20,000      Olin Corp.                                                  936,250
     44,654      Potash Corp. of Saskatchewan                              3,505,339
     28,000      Solutia, Inc.*                                              560,000
    100,000      UCAR International, Inc.*                                 4,775,000
                                                                         -----------
                                                                          13,059,383
                                                                         -----------

Business Services: 1.8%
     81,900      First Data Corp.                                          3,076,369
    176,400      SEI Corp.                                                 5,821,200
                                                                         -----------
                                                                           8,897,569
                                                                         -----------

Capital Goods: 1.1%
     36,000      Eaton Corp.                                               3,325,500
     96,200      Westinghouse Air Brake Co.                                2,224,625
                                                                         -----------
                                                                           5,550,125
                                                                         -----------
Consumer Durables/Non-Durables: 4.4%
    230,000      Blyth Industries, Inc.*                                   6,440,000
     33,500      Eastman Kodak Co.                                         2,175,406
    125,000      Ford Motor Company                                        5,656,250
     50,000      Liz Claiborne, Inc.                                       2,746,875
    111,600      Philip Morris Cos., Inc.                                  4,638,375
                                                                         -----------
                                                                          21,656,906
                                                                         -----------

Consumer Services: 4.3%
     92,000      America Online, Inc.*                                     6,940,250
    124,875      CUC International, Inc.*                                  3,871,125
     30,000      Gannett Co.                                               3,238,125
    300,000      The Learning Co., Inc.*                                   4,425,000
     50,000      Times Mirror Co. Class A                                  2,746,875
                                                                         -----------
                                                                          21,221,375
                                                                         -----------

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--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1997
(UNAUDITED)

                                                                         Market Value
   Shares                                                                  (Note 1)
-------------------------------------------------------------------------------------
 COMMON STOCK (continued)

Defense/Aerospace: 2.4%
    156,000      Boeing Co.                                              $ 8,492,250
     31,171      Lockheed Martin Corp.                                     3,323,607
                                                                         -----------
                                                                          11,815,857
                                                                         -----------

Electric Utilities: 0.5%
    100,000      Unicom Corp.                                              2,337,500
                                                                         -----------

Energy: 1.0%
    100,000      Burlington Resources, Inc.                                5,131,250
                                                                         -----------

Entertainment: 1.3%
    459,500      LodgeNet Entertainment Corp.*                             6,088,375
                                                                         -----------

Financial Services: 6.8%
     83,500      American Express Co.                                      6,836,563
     87,500      Countrywide Credit Industries, Inc.                       3,188,281
    172,000      Freddie Mac                                               6,063,000
    100,000      Green Tree Financial Corp.                                4,700,000
    118,125      MBNA Corp.                                                4,784,062
    114,000      Travelers Group, Inc.                                     7,780,500
                                                                         -----------
                                                                          33,352,406
                                                                         -----------

Health Care: 5.1%
     95,000      Amgen, Inc.*                                              4,554,062
     40,000      Baxter International, Inc.                                2,090,000
     38,000      Bristol-Myers Squibb Co.                                  3,144,500
     54,434      Eli Lilly & Co.                                           6,569,503
    114,000      Johnson & Johnson                                         6,569,250
     60,000      Mallinckrodt, Inc.                                        2,160,000
                                                                         -----------
                                                                          25,087,315
                                                                         -----------

Hotels/Gaming: 1.2%
    200,000      Harrah's Entertainment, Inc.*                             4,487,500
     40,000      Hilton Hotels Corp.                                       1,347,500
                                                                         -----------
                                                                           5,835,000
                                                                         -----------

Housing: 2.2%
    275,000      Champion Enterprises, Inc.*                               5,259,375
    118,000      USG Corp.*                                                5,656,625
                                                                         -----------
                                                                          10,916,000
                                                                         -----------

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--------------------------------------------------------------------------------

                                                                         Market Value
   Shares                                                                  (Note 1)
-------------------------------------------------------------------------------------
 COMMON STOCK (concluded)

Insurance: 8.4%
    495,858      Conseco, Inc.                                          $ 24,204,069
     80,000      EXEL Limited                                              4,765,000
     32,500      Hartford Financial Services Group                         2,797,031
     80,000      Mid Ocean Ltd.                                            5,070,000
    100,000      RenaissanceRe Holdings Ltd.                               4,393,750
                                                                        ------------
                                                                          41,229,850
                                                                        ------------

Multi-Industry: 3.2%
     42,500      ITT Industries, Inc.                                      1,410,469
     33,400      Loews Corp.                                               3,772,113
    140,000      Monsanto Co.                                              5,460,000
     64,000      United Technologies Corp.                                 5,184,000
                                                                        ------------
                                                                          15,826,582
                                                                        ------------

Real Estate: 2.2%
     60,200      General Growth Properties, Inc.                           2,227,400
    324,136      Host Marriott Corp.*                                      7,374,094
     35,000      National Health Investors, Inc.                           1,360,625
                                                                        ------------
                                                                          10,962,119
                                                                        ------------

Retail: 3.0%
    124,664      J.C. Penney Company, Inc.                                 7,261,678
    300,000      Kmart Corp.*                                              4,200,000
     90,000      Tandy Corp.                                               3,026,250
                                                                        ------------
                                                                          14,487,928
                                                                        ------------
Technology: 3.6%
     70,400      Autodesk, Inc.                                            3,194,400
    100,000      Electronic Data Systems Corp.                             3,550,000
     86,000      International Business Machines Corp.                     9,110,625
     33,400      Millipore Corp.                                           1,640,775
                                                                        ------------
                                                                          17,495,800
                                                                        ------------

Telecommunications: 0.4%
     69,000      MCI Communications Corp.                                  2,026,875
                                                                        ------------

Transportation: 0.4%
     17,491      Delta Air Lines, Inc.                                     1,647,434
                                                                        ------------

                 Total Common Stock
                   (Cost $147,036,477)                                   289,278,462
                                                                        ------------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1997
(UNAUDITED)


    Shares/                                                              Market Value
   Par (000)                                                               (Note 1)
-------------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK: 2.2%

     32,300      Conseco Inc., $4.28 Cvt. Pfd., Series E                 $ 5,523,300
     75,000      Host Marriott Financial Trust                             5,100,000
                                                                         -----------
                 Total Convertible Preferred Stock
                   (Cost $5,724,337)                                      10,623,300
                                                                         -----------
 PREFERRED SECURITIES: 0.5%

    100,000      Conseco Financial Trust
                   (Cost $2,500,000)                                       2,637,500
                                                                         -----------
 CONVERTIBLE BONDS: 1.1%

     $2,000      Capstone Capital Corp., Cvt. Deb.,
                   6.55%, 3/14/02                                          1,920,000
        339      Richardson Electronics, Cvt. Deb.,
                   7.25%, 12/15/06                                           256,793
      1,661      Richardson Electronics, Cvt. Deb.,
                   8.25%, 6/15/06                                          1,416,003
      2,000      Sizeler Property Investors, Cvt. Deb.,
                   8.00%, 7/15/03                                          1,965,000
                                                                         -----------
                       TOTAL CONVERTIBLE BONDS
                   (Cost $5,488,413)                                       5,557,796
                                                                         -----------

 CORPORATE BONDS: 24.0%
      1,000      American Life Holding Co., Sr Sub Nt,
                   11.25%, 9/15/04                                         1,136,250
      3,000      Argosy Gaming, 13.25%, 6/1/04                             3,026,250
      3,000      Avon Products, Inc., 6.55%, 8/1/07                        2,988,750
      1,000      Caesar's World, 8.875%, 8/15/02                           1,036,250
      1,000      Capstar Hotel, 8.75%, 8/15/07                             1,010,000
        873      Chattem, Inc., Sr Sub Deb, 12.75%, 6/15/04                  983,216
        --        Chattem, Inc., 1,000 Warrants, Expiring 6/17/99             56,180
      3,000      Circus Circus, 6.75%, 7/15/03                             2,958,750
      3,000      Conseco, Inc., Nt, 8.125%, 2/15/03                        3,153,750
        700      CSX Corp., Nt, 7.00%, 9/15/02                               715,750
      3,000      Eckerd Corp., Nt, 9.25%, 2/15/04                          3,232,500
        300      Exxon Capital Corp., Nt, 6.50%, 7/15/99                     303,000
      2,000      FMC Corp., Nt, 8.75%, 4/1/99                              2,065,000
      5,000      Frontier Corp., 7.25%, 5/15/04                            5,143,750

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--------------------------------------------------------------------------------


    Par                                                                  Market Value
   (000)                                                                   (Note 1)
-------------------------------------------------------------------------------------
 CORPORATE BONDS (continued)

     $1,000      Fund American Enterprise, Nt, 7.75%, 2/1/03             $ 1,022,500
      4,500      HMH Properties, Nt, 9.50%, 5/15/05                        4,758,750
      3,000      Host Marriott Travel Plaza, Nt, 9.50%, 5/15/05            3,172,500
      5,000      ICI Wilmington, 6.95%, 9/15/04                            5,087,500
      2,775      ITT Corp., Nt, 6.25%, 11/15/00                            2,768,062
      2,000      ITT Corp., Nt, 6.75%, 11/15/03                            1,997,500
      4,000      Jefferies Group, Inc., 7.50%, 8/15/07                     4,025,000
      2,000      John Q. Hammons Hotels LP, Nt,
                   8.875%, 2/15/04                                         2,030,000
      5,000      J.P. Morgan, Nt, 6.875%, 1/15/07                          5,068,750
      2,200      Lockheed Martin Corp., Nt, 6.85%, 5/15/01                 2,238,500
      2,500      Lockheed Martin Corp., Nt, 7.25%, 5/15/06                 2,600,000
      5,000      LodgeNet Entertainment, Nt, 10.25%, 12/15/06              5,187,500
      1,285      Markel Corp., Nt, 7.25%, 11/1/03                          1,317,125
      2,500      Marriott International, 6.75%, 12/15/03                   2,487,500
      2,100      Marriott International, 7.875%, 4/15/05                   2,220,750
      1,100      Masco Corp., Nt, 6.625%, 9/15/99                          1,112,375
      1,000      Masco Corp., Nt, 6.125%, 9/15/03                            975,000
      2,000      McDonnell Douglas Corp., Nt, 6.875%, 11/1/06              2,040,000
      2,000      MCI Communications, Nt, 6.25%, 3/23/99                    2,010,000
        500      MCI Communications, Nt, 7.50%, 8/20/04                      528,750
      2,100      Millipore Corp., Nt, 7.20%, 4/1/02                        2,149,875
      2,100      Millipore Corp., Nt, 7.50%, 4/1/07                        2,186,625
      2,000      Nabisco, Inc., 6.70%, 6/15/02                             2,015,000
      1,500      Norfolk Southern, 6.95%, 5/1/02                           1,535,625
      1,500      Norfolk Southern, 7.35%, 5/15/07                          1,565,625
      2,000      Petroleum Heat & Power, Nt, 9.375%, 2/1/06                1,900,000
      4,000      Premier Parks, Nt, 9.75%, 1/15/07                         4,235,000
      3,000      Raytheon Co., 6.45%, 8/15/02                              3,003,750
      5,000      Raytheon Co., 6.50%, 7/15/05                              4,950,000
      2,000      RJR Nabisco, Inc., Nt, 7.625%, 9/15/03                    2,017,500
      1,500      Salomon, Inc., Nt, 7.125%, 8/1/99                         1,526,250
      3,000      Tandy Corp., 6.95%, 9/1/07                                3,022,500
      1,000      Tektronix, Inc., Nt, 7.50%, 8/1/03                        1,023,750
      1,000      Tenneco, Inc., Nt, 8.075%, 10/1/02                        1,061,250
      1,000      Travelers Group, Inc., Nt, 6.125%, 6/15/00                1,000,000
      1,000      Union Pacific Co., 6.25%, 3/15/99                         1,002,500

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--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                           September 30, 1997
(UNAUDITED)


    Par                                                                  Market Value
   (000)                                                                   (Note 1)
-------------------------------------------------------------------------------------
 CORPORATE BONDS (concluded)

    $ 2,660      USG Corp., 8.50%, 8/1/05                               $  2,846,200
        500      Xerox Corp., Nt, 7.15%, 8/1/04                              517,500
                                                                        ------------
                  Total Corporate Bonds
                    (Cost $114,533,091)                                  118,016,408
                                                                        ------------
 U.S. GOVERNMENT AND AGENCY SECURITIES: 2.9%

      1,000      Federal National Mortgage Assoc., 7.6%, 5/24/06           1,012,190
                                                                        ------------
                 U.S. Treasury Notes
      3,000        5.125%, 2/28/98                                         2,996,970
      3,000        5.875%, 2/28/99                                         3,005,610
      3,000        6.25%, 5/31/00                                          3,028,170
      4,000        6.125%, 12/31/01                                        4,019,480
                                                                        ------------
                                                                          13,050,230
                                                                        ------------
                 Total U.S. Government and Agency Securities
                   (Cost $13,925,049)                                     14,062,420
                                                                        ------------
 REPURCHASE AGREEMENT: 9.5%
     46,727      Goldman Sachs & Co., 6.05%
                   Dated 9/30/97, to be repurchased on
                   10/1/97, collateralized by U.S. Treasury
                   Notes with a market value of $47,662,129.
                   (Cost $46,727,000)                                     46,727,000
                                                                        ------------

TOTAL INVESTMENT IN SECURITIES: 99.2%
  (Cost $335,934,367)**                                                  486,902,886

 OTHER ASSETS IN EXCESS OF LIABILITIES, NET: 0.8%                          3,742,926
                                                                        ------------

 NET ASSETS: 100.0%                                                     $490,645,812
                                                                        ============

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER:
  CLASS A SHARE
     ($374,094,255 / 18,489,756 SHARES OUTSTANDING)              $20.23
                                                                 ======
   CLASS B SHARE
     ($38,611,858 / 1,907,874 shares outstanding)                $20.24+
                                                                 ======
  CLASS D SHARE
     ($17,709,912 / 876,914 shares outstanding)                  $20.20++
                                                                 ======

  INSTITUTIONAL SHARE
     ($60,229,787 / 2,955,679 shares outstanding)                $20.38
                                                                 ======

MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE  ($20.23 / 0.955)                                $21.18
                                                                 ======
    CLASS B SHARE                                                $20.24
                                                                 ======

    INSTITUTIONAL SHARE                                          $20.38
                                                                 ======

-----------
  *Non-income producing security.
** Also aggregate cost for federal tax purposes.
 + Redemption value is $19.43 following 4% maximum contingent deferred sales charge.
++ Redemption value is $20.00 following 1% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
Statement of Operations

                                                                        For the Six
                                                                       Months Ended
                                                                       September 30,
------------------------------------------------------------------------------------
                                                                           1997(1)
Investment Income (Note 1):
   Interest                                                             $ 5,535,899
   Dividends                                                              2,115,469
   Other income                                                              57,327
                                                                        -----------
            Total income                                                  7,708,695
                                                                        -----------

Expenses:
   Investment advisory fee (Note 2)                                       1,635,193
   Distribution fee (Note 2)                                                596,392
   Transfer agent fee (Note 2)                                               61,394
   Accounting fee (Note 2)                                                   51,604
   Registration fees                                                         32,739
   Printing and postage                                                      22,423
   Legal                                                                     20,733
   Custodian fee                                                             19,817
   Audit                                                                     14,245
   Miscellaneous                                                             12,131
   Directors' fees                                                            7,759
   Pricing fee                                                                4,576
   Organizational expense (Note 1)                                            2,597
                                                                        -----------
           Total expenses                                                 2,481,603
                                                                        -----------
   Net investment income                                                  5,227,092
                                                                        -----------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                           2,976,827
   Change in unrealized appreciation or depreciation of investments      64,375,056
                                                                        -----------
   Net gain on investments                                               67,351,883
                                                                        -----------

Net increase in net assets resulting from operations                    $72,578,975
                                                                        ===========

--------
(1) Unaudited.

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                      For the Six         For the
                                                     Months Ended        Year Ended
                                                     September 30,        March 31,
-----------------------------------------------------------------------------------
                                                        1997(1)             1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                               $  5,227,092    $  6,780,634
   Net realized gain from security transactions           2,976,827       4,707,093
   Change in unrealized appreciation or
     depreciation of investments                         64,375,056      34,681,754
                                                       ------------    ------------
   Net increase in net assets resulting
     from operations                                     72,578,975      46,169,481
                                                       ------------    ------------
Distributions to Shareholders from:
   Net investment income and net realized
     short-term gains:
     Class A Shares                                      (3,516,907)     (5,070,551)
     Class B Shares                                        (191,045)       (119,491)
     Class D Shares                                        (159,888)       (280,846)
     Institutional Shares                                  (495,671)       (391,368)
   Net realized long-term gains:
     Class A Shares                                              --        (874,810)
     Class B Shares                                              --         (38,817)
     Class D Shares                                              --         (53,442)
     Institutional Shares                                        --         (71,368)
                                                       ------------    ------------
    Total distributions                                  (4,363,511)     (6,900,693)
                                                       ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                          92,421,496     100,059,836
   Value of shares issued in reinvestment
     of dividends                                         3,736,593       6,063,887
   Cost of shares repurchased                           (19,153,347)    (29,688,897)
                                                       ------------    ------------
   Increase in net assets derived from
     capital share transactions                          77,004,742      76,434,826
                                                       ------------    ------------
   Total increase in net assets                         145,220,206     115,703,614

Net Assets:
   Beginning of period                                  345,425,606     229,721,992
                                                       ------------    ------------
   End of period                                       $490,645,812    $345,425,606
                                                       ============    ============

---------

(1) Unaudited.

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)

                                                                 For the Six
                                                                Months Ended
                                                                September 30,
--------------------------------------------------------------------------------
                                                                   1997(1)

Per Share Operating Performance:
   Net asset value at beginning of period                         $  17.14
                                                                  --------
Income from Investment Operations:
   Net investment income                                              0.23
   Net realized and unrealized gain/(loss) on investments             3.07
                                                                  --------
   Total from Investment Operations                                   3.30
                                                                  --------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                               (0.21)
   Distributions from net realized long-term gains                      --
                                                                  --------
   Total distributions                                               (0.21)
                                                                  --------
   Net asset value at end of period                               $  20.23
                                                                  ========
Total Return(3)                                                      19.42%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                        1.15%(6)
   Net investment income(5)                                           2.52%(6)

Supplemental Data:
   Net assets at end of period (000)                              $374,094
   Portfolio turnover rate                                               6%(6)
   Average commissions per share(7)                               $   0.057

---------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.40%, 1.38% and 1.70% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.02%, 3.11% and 2.53% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(6) Annualized.
(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

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--------------------------------------------------------------------------------

                                                                                                     For the Period
                                                                                                    June 15, 1992(2)
                                                                                                        through
                                                                 For the Year Ended March 31,          March 31,
--------------------------------------------------------------------------------------------------------------------
                                                             1997       1996       1995      1994        1993
Per Share Operating Performance:
   Net asset value at beginning of period                 $  14.68   $  12.02   $  11.23   $  11.25    $ 10.00
                                                          --------   --------   --------   --------    -------
Income from Investment Operations:
   Net investment income                                      0.39       0.36       0.35       0.40       0.18
   Net realized and unrealized gain/(loss) on investments     2.49       3.03       0.80      (0.04)      1.18
                                                          --------   --------   --------   --------    -------
   Total from Investment Operations                           2.88       3.39       1.15       0.36       1.36
                                                          --------   --------   --------   --------    -------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                       (0.36)     (0.41)     (0.35)     (0.38)     (0.11)
   Distributions from net realized long-term gains           (0.06)     (0.32)     (0.01)        --         --
                                                          --------   --------   --------   --------    -------
   Total distributions                                       (0.42)     (0.73)     (0.36)     (0.38)     (0.11)
                                                          --------   --------   --------   --------    -------
   Net asset value at end of period                       $  17.14   $  14.68   $  12.02   $  11.23    $ 11.25
                                                          ========   ========   ========   ========    =======
Total Return(3)                                              19.90%     28.86%     10.57%      3.14%     13.73%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                1.27%      1.31%      1.35%      1.35%      1.35%(6)
   Net investment income(5)                                   2.51%      2.72%      3.07%      3.14%      2.88%(6)

Supplemental Data:
   Net assets at end of period (000)                      $278,130   $200,020   $146,986   $131,097    $83,535
   Portfolio turnover rate                                      13%        15%        18%         8%         8%
   Average commissions per share(7)                       $   0.066        --         --         --         --

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                 For the Six
                                                                Months Ended
                                                                September 30,
--------------------------------------------------------------------------------
                                                                   1997(1)

Per Share Operating Performance:
   Net asset value at beginning of period                          $ 17.16
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.17
   Net realized and unrealized gain on investments                    3.07
                                                                   -------
   Total from Investment Operations                                   3.24
                                                                   -------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                              (0.16)
   Distributions from net realized long-term gains                      --
                                                                   -------
   Total distributions                                               (0.16)
                                                                   -------
   Net asset value at end of period                                $ 20.24
                                                                   =======
Total Return(3)                                                      19.01%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                        1.90%(6)
   Net investment income(5)                                           1.77%(6)

Supplemental Data:
   Net assets at end of period (000)                               $38,612
   Portfolio turnover rate                                               6%(6)
   Average commissions per share(7)                                $  0.057

--------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.17% (annualized) for the period ended March 31, 1995.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.87% (annualized) for the period ended March 31, 1995.
(6) Annualized.
(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.See Notes to Financial Statements.

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--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                                             Jan. 3, 1995(2)
                                                                                                                 through
                                                                     For the Year Ended March 31,               March 31,
----------------------------------------------------------------------------------------------------------------------------
                                                                     1997                   1996                   1995
Per Share Operating Performance:
   Net asset value at beginning of period                         $ 14.71                 $12.01                 $11.14
                                                                  -------                 ------                 ------
Income from Investment Operations:
  Net investment income                                              0.26                   0.21                   0.08
  Net realized and unrealized gain on investments                    2.51                   3.05                   0.79
                                                                  -------                 ------                 ------
  Total from Investment Operations                                   2.77                   3.26                   0.87
                                                                  -------                 ------                 ------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                             (0.26)                 (0.24)                    --
   Distributions from net realized long-term gains                  (0.06)                 (0.32)                    --
                                                                  -------                 ------                 ------
   Total distributions                                              (0.32)                 (0.56)                    --
                                                                  -------                 ------                 ------
   Net asset value at end of period                               $ 17.16                 $14.71                 $12.01
                                                                  =======                 ======                 ======
Total Return(3)                                                     19.00%                 27.89%                  7.81%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                       2.02%                  2.06%                  2.10%(6)
   Net investment income(5)                                          1.84%                  1.97%                  2.94%(6)

Supplemental Data:
   Net assets at end of period (000)                              $17,311                 $4,178                 $  341
   Portfolio turnover rate                                             13%                    15%                    18%
   Average commissions per share(7)                               $  0.066                    --                     --

                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class D Shares
(For a share outstanding throughout each period)

                                                                 For the Six
                                                                Months Ended
                                                                September 30,
--------------------------------------------------------------------------------
                                                                   1997(1)

Per Share Operating Performance:
   Net asset value at beginning of period                         $  17.11
                                                                  --------
Income from Investment Operations:
   Net investment income                                              0.20
   Net realized and unrealized gain/(loss) on investments             3.07
                                                                  --------
   Total from Investment Operations                                   3.27
                                                                  --------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                               (0.18)
   Distributions from net realized long-term gains                      --
                                                                  --------
   Total distributions                                               (0.18)
                                                                  --------
   Net asset value at end of period                               $  20.20
                                                                  ========
Total Return(3)                                                      19.25%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                        1.50%(6)
   Net investment income(5)                                           2.17%(6)

Supplemental Data:
   Net assets at end of period (000)                              $ 17,710
   Portfolio turnover rate                                               6%(6)
   Average commissions per share(7)                               $   0.057

----------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74%, 1.73% and 1.93% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.68%, 2.76% and 2.60% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(6) Annualized.
(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

                                                                                                     For the Period
                                                                                                     Nov. 9, 1992(2)
                                                                                                        through
                                                                 For the Year Ended March 31,          March 31,
--------------------------------------------------------------------------------------------------------------------
                                                             1997       1996       1995      1994        1993
Per Share Operating Performance:
   Net asset value at beginning of period                  $ 14.66    $ 12.01    $ 11.22    $ 11.24    $10.45
                                                           -------    -------    -------    -------    ------
Income from Investment Operations:
   Net investment income                                      0.35       0.33       0.31       0.36      0.14
   Net realized and unrealized gain/(loss) on investments     2.47       3.02       0.80      (0.04)     0.74
                                                           -------    -------    -------    -------    ------
   Total from Investment Operations                           2.82       3.35       1.11       0.32      0.88
                                                           -------    -------    -------    -------    ------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains                       (0.31)     (0.38)     (0.31)     (0.34)    (0.09)
   Distributions from net realized long-term gains           (0.06)     (0.32)     (0.01)        --        --
                                                           -------    -------    -------    -------    ------
   Total distributions                                       (0.37)     (0.70)     (0.32)     (0.34)    (0.09)
                                                           -------    -------    -------    -------    ------
   Net asset value at end of period                        $ 17.11    $ 14.66    $ 12.01    $ 11.22    $11.24
                                                           =======    =======    =======    =======    ======
Total Return(3)                                              19.46%     28.44%     10.18%      2.78%     9.00%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                1.62%      1.66%      1.70%      1.70%     1.70%(6)
   Net investment income(5)                                   2.15%      2.37%      2.72%      2.79%     2.83%(6)

Supplemental Data:
   Net assets at end of period (000)                       $15,213    $13,757    $11,717    $11,051    $6,285
   Portfolio turnover rate                                      13%        15%        18%         8%        8%
   Average commissions per share(7)                        $  0.066        --         --         --        --

                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                 For the Six
                                                                Months Ended
                                                                September 30,
--------------------------------------------------------------------------------
                                                                   1997(1)
Per Share Operating Performance:
   Net asset value at beginning of period                          $ 17.27
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.26
   Net realized and unrealized gain on investments                    3.08
                                                                   -------
   Total from Investment Operations                                   3.34
                                                                   -------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                              (0.23)
   Distributions from net realized long-term gains                      --
                                                                   -------
   Total distributions                                               (0.23)
                                                                   -------
   Net asset value at end of period                                $ 20.38
                                                                   =======
Total Return                                                         19.52%

Ratios to Average Daily Net Assets:
   Expenses                                                           0.90%(3)
   Net investment income                                              2.77%(3)

Supplemental Data:
   Net assets at end of period (000)                               $60,230
   Portfolio turnover rate                                               6%(3)
   Average commissions per share(4)                                $  0.057

--------
(1) Unaudited.
(2) Commencement of operations.
(3) Annualized.
(4) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

                                                                                    For the Period
                                                               For the Year         Nov. 2, 1995(2)
                                                                  Ended                 through
                                                                March 31,              March 31,
---------------------------------------------------------------------------------------------------
                                                                   1997                   1996
Per Share Operating Performance:
   Net asset value at beginning of period                        $ 14.77                $ 13.89
                                                                 -------                -------
Income from Investment Operations:
   Net investment income                                            0.41                   0.13
   Net realized and unrealized gain on investments                  2.53                   1.17
                                                                 -------                -------
   Total from Investment Operations                                 2.94                   1.30
                                                                 -------                -------
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                            (0.38)                 (0.10)
   Distributions from net realized long-term gains                 (0.06)                 (0.32)
                                                                 -------                -------
   Total distributions                                             (0.44)                 (0.42)
                                                                 -------                -------
   Net asset value at end of period                              $ 17.27                $ 14.77
                                                                 =======                =======
Total Return                                                       20.24%                 21.12%

Ratios to Average Daily Net Assets:
   Expenses                                                         1.02%                  1.03%(3)
   Net investment income                                            2.83%                  2.89%(3)

Supplemental Data:
   Net assets at end of period (000)                             $34,771                $11,768
   Portfolio turnover rate                                            13%                    15%
   Average commissions per share(4)                              $  0.066                    --

                       See Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

     Flag Investors Value Builder Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on March 5, 1992 and commenced operations June 15, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. The Fund is designed to maximize total return through a combination of long-term growth of capital and current income.

     The Fund consists of four share classes: Class A Shares, which commenced June 15, 1992; Class D Shares (formerly Class B Shares), which commenced November 9, 1992; Class B Shares, which commenced January 3, 1995; and Institutional Shares, which commenced November 2, 1995. The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

     The Class A, Class B and Class D Shares are subject to different sales charges. The Class A Shares have a front-end sales charge, the Class B Shares have a contingent deferred sales charge and the Class D Shares have both a front-end sales charge and a contingent deferred sales charge. The Institutional Shares do not have a front-end sales charge or a contingent deferred sales charge. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTE 1 -- concluded

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

            The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs were amortized on the straight-line method over a five-year period from the Fund's commencement of operations.

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor and

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2 -- continued


Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets, 1.70% of the Class D Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. No fees were reduced for the six months ended September 30, 1997.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $51,604 for accounting services for the six months ended September 30, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $61,394 for transfer agent services for the six months ended September 30, 1997.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICCDistributors") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets, 1.00% (includes 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets and 0.60% of the Class D Shares' average daily net assets. For the six months ended September 30, 1997, distribution fees aggregated $596,392, of which $410,120 was attributable to the Class A Shares, $136,107 was attributable to the Class B Shares and $50,165 was attributable to the Class D Shares. The Fund did not pay ICCDistributors any commissions for the six months ended September 30, 1997. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms and conditions as ICC Distributors.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTE 2 -- concluded

April 1, 1997 through September 30, 1997 was $7,505, and the accrued liability was $27,274.

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 75 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Institutional, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                     Class A Shares
                                           -----------------------------------
                                               For the Six          For the
                                              Months Ended        Year Ended
                                           September 30, 1997*  March 31, 1997
                                           -----------------------------------
Shares sold                                     2,916,118          3,858,982
Shares issued to shareholders on
   reinvestment of dividends                      171,681            330,808
Shares redeemed                                  (826,556)        (1,584,547)
                                             ------------       ------------
Net increase in shares outstanding              2,261,243          2,605,243
                                             ============       ============

Proceeds from sale of shares                 $ 54,951,402       $ 64,502,359
Value of reinvested dividends                   3,080,532          5,229,071
Cost of shares redeemed                       (15,657,787)       (25,438,783)
                                             ------------       ------------
Net increase from capital share transactions $ 42,374,147       $ 44,292,647
                                             ============       ============

                                                       Class B Shares
                                           -----------------------------------
                                               For the Six          For the
                                              Months Ended        Year Ended
                                           September 30, 1997*  March 31, 1997
                                           -----------------------------------
Shares sold                                       907,985            754,825
Shares issued to shareholders on
   reinvestment of dividends                        9,778              8,887
Shares redeemed                                   (18,711)           (38,898)
                                             ------------       ------------
Net increase in shares outstanding                899,052            724,814
                                             ============       ============

Proceeds from sale of shares                  $17,172,730        $12,645,227
Value of reinvested dividends                     176,433            144,638
Cost of shares redeemed                          (350,612)          (635,497)
                                             ------------       ------------
Net increase from capital share transactions  $16,998,551        $12,154,368
                                             ============       ============
------------
*Unaudited.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3 -- concluded

                                                     Class D Shares
                                           -----------------------------------
                                               For the Six          For the
                                              Months Ended        Year Ended
                                           September 30, 1997*  March 31, 1997
                                           -----------------------------------
Shares sold                                           --                  --
Shares issued to shareholders on
   reinvestment of dividends                       8,329              19,676
Shares redeemed                                  (20,564)            (68,822)
                                               ---------         -----------
Net decrease in shares outstanding               (12,235)            (49,146)
                                               =========         ===========

Proceeds from sale of shares                   $      --         $        --
Value of reinvested dividends                    148,506             311,352
Cost of shares redeemed                         (394,360)         (1,071,231)
                                               ---------         -----------
Net decrease from capital share transactions   $(245,854)        $  (759,879)
                                               =========         ===========

                                                  Institutional Shares
                                           -----------------------------------
                                               For the Six          For the
                                              Months Ended        Year Ended
                                           September 30, 1997*  March 31, 1997
                                           -----------------------------------
Shares sold                                    1,063,856           1,343,738
Shares issued to shareholders on
   reinvestment of dividends                      18,347              23,612
Shares redeemed                                 (140,454)           (150,351)
                                             -----------         -----------
Net increase in shares outstanding               941,749           1,216,999
                                             ===========         ===========

Proceeds from sale of shares                 $20,297,364         $22,912,250
Value of reinvested dividends                    331,122             378,826
Cost of shares redeemed                       (2,750,588)         (2,543,386)
                                             -----------         -----------
Net increase from capital share transactions $17,877,898         $20,747,690
                                             ===========         ===========
--------
*Unaudited.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTE 4 -- Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $66,783,883 and sales of investment securities aggregated $12,253,941 for the six months ended September 30, 1997. Purchases of U.S. government obligations aggregated $3,953,750, and there were no sales of U.S. government obligations for the period.

     On September 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $151,427,953 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $459,434.

NOTE 5 -- Net Assets

     On September 30, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                $237,645,010
   Class B Shares                                                  32,992,382
   Class D Shares                                                   9,202,589
   Institutional Shares                                            49,962,768
Undistributed net investment income                                 3,040,955
Accumulated net realized gain from security transactions            6,833,589
Unrealized appreciation of investments                            150,968,519
                                                                 ------------
                                                                 $490,645,812
                                                                 ============
NOTE 6 -- Shareholder Meeting


     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Value Builder Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC and a new Sub-Advisory Agreement among the Fund, ICC and ABIM. The new agreements are substantially the same as the former agreements.

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

               S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Moody's Commercial Paper Ratings

               Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.


                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, and CC and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

` D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

               Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

               A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                       A-2